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                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                                January 1, 2006
                       (as supplemented November 13, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital Income Builder (the
"fund" or "CIB") dated January 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

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Financial statements

                        Capital Income Builder -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

INCOME PRODUCING SECURITIES

..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's Investors Service ("Moody's") and
     BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 45% of its assets in equity securities of issuers domiciled outside the United States.

..    The fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in

                        Capital Income Builder -- Page 2
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stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

                        Capital Income Builder -- Page 3
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The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar.

                        Capital Income Builder -- Page 4
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While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage--

                        Capital Income Builder -- Page 5
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     backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie
     Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and
     Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some
     CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the

                        Capital Income Builder -- Page 6
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real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio

                        Capital Income Builder -- Page 7
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securities in advance of settlement if necessary to generate additional cash to meet its obligations.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933 (the "1933 Act"), or in a registered public offering.
Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss or be costly to the fund.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

                        Capital Income Builder -- Page 8
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Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended October 31, 2005 and 2004 were 20% and 24%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4.   Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts);

6.   Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

                        Capital Income Builder -- Page 9
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7.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

8.   Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300%
asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13.  Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

15.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10%
limitation.

With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the United States, the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the United
States based on the issuer's principal or major business activities.

Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by
Directors pursuant to an exemptive order granted by the Securities and Exchange
Commission.

                       Capital Income Builder -- Page 10
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NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.

1.   The fund may not issue senior securities, except as permitted by the 1940
Act.

2.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

                       Capital Income Builder -- Page 11
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                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                          YEAR FIRST                                              NUMBER OF PORTFOLIOS
                           POSITION        ELECTED                                                  WITHIN THE FUND
                           WITH THE       A DIRECTOR         PRINCIPAL OCCUPATION(S) DURING       COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/              PAST FIVE YEARS                   BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
------------------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato      Director            2005        Chairman of the Board and CEO,                     6
 Age: 59                                                 Ducommun Incorporated (aerospace
                                                         components manufacturer)
------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director            1987        Private investor; former President and            19
 Christie                                                CEO, The Mission Group (non-utility
 Age: 72                                                 holding company, subsidiary of
                                                         Southern California Edison Company)
------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison       Director            2005        Chair, First Security Management                   6
 Age: 64                                                 (private investment)
------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh             Director            2005        Executive Chairman of the Board, Itoh              5
 Age: 65                                                 Building Co., Ltd. (building
                                                         management); former President,
                                                         Autosplice KK (electronics)
------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director            2001        Professor, Columbia University, School             2
 Age: 47                                                 of International and Public Affairs
------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Chairman of         1992        Private investor; Chairman of the                  5
 Age: 51                 the Board                       Board and CEO, Ladera Management
                         (Independent                    Company (venture capital and
                         and                             agriculture); former owner and
                         Non-Executive)                  President, Energy Investment, Inc.
------------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                BY DIRECTOR
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
-----------------------------------------------------

 Joseph C. Berenato      Ducommun Incorporated
 Age: 59
-----------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 72                 Southwest Water Company
-----------------------------------------------------
 Robert J. Denison       None
 Age: 64
-----------------------------------------------------
 Koichi Itoh             None
 Age: 65
-----------------------------------------------------
 Merit E. Janow          The NASDAQ Stock Market,
 Age: 47                 Inc.
-----------------------------------------------------
 Mary Myers Kauppila     None
 Age: 51
-----------------------------------------------------

                       Capital Income Builder -- Page 12


                                          YEAR FIRST                                              NUMBER OF PORTFOLIOS
                           POSITION        ELECTED                                                  WITHIN THE FUND
                           WITH THE       A DIRECTOR         PRINCIPAL OCCUPATION(S) DURING       COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/              PAST FIVE YEARS                   BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
------------------------------------------------------------------------------------------------------------------------

 Gail L. Neale           Director            1987        President, The Lovejoy Consulting                  6
 Age: 70                                                 Group, Inc. (a pro bono consulting
                                                         group advising nonprofit
                                                         organizations)
------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director            1992        Member of the Board of Directors, The              3
 Age: 69                                                 Lowy Institute of International
                                                         Policy, Sydney, Australia; former
                                                         Deputy Chairman of the Council and
                                                         Chairman of the International Advisory
                                                         Panel, Graduate School of Government,
                                                         University of Sydney, Australia;
                                                         former Chairman of the Council,
                                                         Australian Strategic Policy Institute;
                                                         former Chairman of the Council,
                                                         International Institute for Strategic
                                                         Studies; former Chichele Professor of
                                                         the History of War and Fellow, All
                                                         Souls College, University of Oxford
------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director            1992        Retired; former Chairman of the Board              2
 Age: 79                                                 and CEO, Ford Motor Company
------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director        1989 - 1996     Actor, Producer; Co-founder and                    2
 Age: 63                                     1997        President, The William Holden Wildlife
                                                         Foundation; conservation consultant to
                                                          Land Rover and Jaguar North America;
                                                         author of The Jaguar Conservation
                                                         Trust
------------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                BY DIRECTOR
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
-----------------------------------------------------

 Gail L. Neale           None
 Age: 70
-----------------------------------------------------
 Robert J. O'Neill       None
 Age: 69
-----------------------------------------------------
 Donald E. Petersen      None
 Age: 79
-----------------------------------------------------
 Stefanie Powers         None
 Age: 63
-----------------------------------------------------

                      Capital Income Builder -- Page 13


                                          YEAR FIRST                                              NUMBER OF PORTFOLIOS
                           POSITION        ELECTED                                                  WITHIN THE FUND
                           WITH THE       A DIRECTOR         PRINCIPAL OCCUPATION(S) DURING       COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/              PAST FIVE YEARS                   BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
------------------------------------------------------------------------------------------------------------------------

 Steadman Upham          Director            2001        President and Professor of                         2
 Age: 56                                                 Anthropology, The University of Tulsa;
                                                         former President and Professor of
                                                         Archaeology, Claremont Graduate
                                                         University
------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director            1987        Senior Economic Adviser and Corporate              2
 Age: 81                                                 Fellow in International Economics, The
                                                         RAND Corporation; former Dean, The
                                                         RAND Graduate School
------------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                BY DIRECTOR
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
-----------------------------------------------------

 Steadman Upham          None
 Age: 56
-----------------------------------------------------
 Charles Wolf, Jr.       None
 Age: 81
-----------------------------------------------------

                                                    PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST          PAST FIVE YEARS AND
                                       ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN             HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND                BY DIRECTOR        BY DIRECTOR OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/5/
-----------------------------------------------------------------------------------------------------------------------------------

 James B. Lovelace    Vice               1992        Senior Vice President and                 2            None
 Age: 49              Chairman of                    Director, Capital Research
                      the Board                      and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward    Director           1987        Senior Vice President and                 1            None
 Age: 59                                             Director, Capital Research
                                                     and Management Company;
                                                     Director, American Funds
                                                     Service Company; Director,
                                                     Capital Group Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 14


                                                                                  PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED                  PAST FIVE YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------

 Joyce E. Gordon          President                1996          Senior Vice President and Director, Capital Research and
 Age: 49                                                         Management Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R.                Executive Vice             2001          Senior Vice President and Director, Capital Research and
 Macdonald                President                              Management Company
 Age: 46
-----------------------------------------------------------------------------------------------------------------------------------
 Darcy B. Kopcho             Senior                2006          Senior Vice President and Director, Capital Research and
 Age: 53                 Vice President                          Management Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Michael Cohen           Vice President            2006          Vice President, Capital Research Company
 Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Hoag           Vice President            2006          Senior Vice President, Capital Research Company
 Age: 41
-----------------------------------------------------------------------------------------------------------------------------------
 David M. Riley          Vice President            2006          Senior Vice President, Capital Research Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1987          Vice President - Fund Business Management Group, Capital Research
 Age: 49                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F.                Treasurer                2003          Vice President - Fund Business Management Group, Capital Research
 Johnson                                                         and Management Company
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal    Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital Research
 Age: 34                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

*    Company affiliated with Capital Research and Management Company.
/1/  Directors and officers of the fund serve until their resignation, removal or retirement.
/2/  Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
     Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/  This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/  A "Non-Interested" Director refers to a Director who is not an "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund's investment adviser, Capital Research and Management
     Company, or affiliated entities (including the fund's principal underwriter).
/5/  "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
     Management Company, or affiliated entities (including the fund's principal underwriter).
/6/  All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                       Capital Income Builder -- Page 15


FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato               None/2/              $50,001 - $100,000/2/
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. Denison                None/2/                     None/2/
-------------------------------------------------------------------------------
 Koichi Itoh                      None/2/                Over $100,000/2/
-------------------------------------------------------------------------------
 Merit E. Janow              $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Catherine M. Ward             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.
/2/  Messrs. Berenato, Denison and Itoh were elected Directors of the fund on
     October 17, 2005. The dollar ranges of fund shares owned on that day were
     "$10,001 - $50,000" (Berenato), "$10,001 - $50,000" (Denison) and "Over
     $100,000" (Itoh). The aggregate dollar range of shares owned in the American
     Funds family on that day were "Over $100,000" for all three Directors.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or
Director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each Non-Interested Director an annual fee of $15,000. If the aggregate annual fees paid to a Non-Interested Director by all funds advised by the investment adviser is less than $50,000, that
Non-Interested Director would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the Non-Interested Director serves as a director on a pro rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a Director to oversee even one fund. A Non-Interested Director who is Chairman of the Board (an
"independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose Boards and Committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the Board of Directors attended as a non-voting ex-officio member.

                       Capital Income Builder -- Page 16

In addition, the fund generally pays to Non-Interested Directors fees of (a)
$2,500 for each Board of Directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the Board of Directors.

Non-Interested Directors also receive attendance fees of (a) $2,500 for each
Director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint Audit Committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the
Board or Committee Chairs of other funds advised by the investment adviser.  The fund and the other funds served by each Non-Interested Director each pay an equal portion of these attendance fees.

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Non-Interested Directors, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses.
Non-Interested Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Non-Interested Directors.

 DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Joseph C. Berenato/3/           $ 4,583                          $149,334
------------------------------------------------------------------------------------------
 H. Frederick Christie/3/         31,419                           317,180
------------------------------------------------------------------------------------------
 Robert J. Denison                 3,667                            94,837
------------------------------------------------------------------------------------------
 Koichi Itoh/3/                    6,334                           116,001
------------------------------------------------------------------------------------------
 Merit E. Janow                   42,450                            87,500
------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/           32,400                           186,500
------------------------------------------------------------------------------------------
 Gail L. Neale                    28,900                           145,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill                41,450                            94,000
------------------------------------------------------------------------------------------
 Donald E. Petersen/3/            38,200                            78,000
------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 17

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Stefanie Powers                  32,200                            66,000
------------------------------------------------------------------------------------------
 Steadman Upham/3/                42,450                            87,500
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                43,450                            89,500
------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation shown in this table for the fiscal year ended October 31, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/  Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
     Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Joseph C. Berenato
     ($2,944), H. Frederick Christie ($186,880), Koichi Itoh ($2,541), Mary Myers
     Kauppila ($421,715), Donald E. Petersen ($93,605) and Steadman Upham
     ($138,983). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

                       Capital Income Builder -- Page 18

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Non-Interested
Directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However,
Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any
Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of H. Frederick Christie, Robert J. Denison, Merit E. Janow, Robert J.
O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors.
Four Audit Committee meetings were held during the 2005 fiscal year.

The fund has a Nominating Committee comprised of Koichi Itoh, Gail L. Neale,
Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The
Committee periodically reviews such

                       Capital Income Builder -- Page 19

issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full
Board of Directors. The Committee also evaluates, selects and nominates
Non-Interested Director candidates to the full Board of Directors. While the
Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2005 fiscal year.

The fund has a Contracts Committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2005 fiscal year.

The fund has a Proxy Committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. Two Proxy Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and

                       Capital Income Builder -- Page 20

voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 and (b) on the SEC's
website at www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

                       Capital Income Builder -- Page 21

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        34.12%
 201 Progress Parkway                                Class B        20.10
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         8.72
 333 W. 34th Street                                  Class C        14.71
 New York, NY 10001-2402
----------------------------------------------------------------------------
 MLPF&S                                              Class B         7.32
 4800 Deer Lake Drive East, Floor 2                  Class C        16.16
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      18.48
 P.O. Box 2999                                       Class R-3      21.34
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3      10.79
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Marshall & Ilsley Trust Co.                         Class R-4      16.17
 11270 W. Park Place, Suite 400
 Milwaukee, WI 53224-3638
----------------------------------------------------------------------------
 CGTC                                                Class R-5      18.95
 333 S. Hope Street, Floor 49
 Los Angeles, CA 90071
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

                       Capital Income Builder -- Page 22

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital
Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Capital Income Builder portfolio counselors are measured include: Lipper Income Funds Index; Citigroup
Broad Investment-Grade 1-10 Year Bond Index and total return of the Cash
Management Trust of America.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       Capital Income Builder -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF OCTOBER 31, 2005:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER          NUMBER
                                      REGISTERED           POOLED          OF OTHER
                                      INVESTMENT         INVESTMENT        ACCOUNTS
                                   COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                         THAT               THAT           PORTFOLIO
                                      PORTFOLIO          PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                      OF FUND          MANAGES            MANAGES         (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-----------------------------------------------------------------------------------------

 James B. Lovelace      Over         2       $151.9       1      $0.04        None
                     $1,000,000
------------------------------------------------------------------------------------------
 Joyce E. Gordon        Over         2       $ 93.1         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 Mark R. Macdonald   $500,001 -      4       $198.5         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 Steven T. Watson    $100,001 -      3       $173.4         None              None
                      $500,000
------------------------------------------------------------------------------------------
 Timothy D. Armour   $500,001 -      3       $103.5         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 Michael Cohen        None/5/            None               None              None
------------------------------------------------------------------------------------------
 David A. Hoag       $500,001 -      1       $  5.2         None              None
                     $1,000,000
------------------------------------------------------------------------------------------
 David M. Riley         Over             None               None              None
                     $1,000,000
------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States. Assets noted are the total net assets of the fund and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
/5/  Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party,

                       Capital Income Builder -- Page 24

cast in person at a meeting called for the purpose of voting on such approval.
The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. That information typically relates to: the nature, extent and quality of the investment adviser's services;
the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on an absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Non-Interested Directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                 IN EXCESS OF                    UP TO
-----------------------------------------------------------------------------

      0.240%              $             0              $ 1,000,000,000
-----------------------------------------------------------------------------
      0.200                 1,000,000,000                2,000,000,000
-----------------------------------------------------------------------------
      0.180                 2,000,000,000                3,000,000,000
-----------------------------------------------------------------------------

                       Capital Income Builder -- Page 25

                                Net asset level

       RATE                 IN EXCESS OF                    UP TO
-----------------------------------------------------------------------------

      0.165                 3,000,000,000                5,000,000,000
-----------------------------------------------------------------------------
      0.155                 5,000,000,000                8,000,000,000
-----------------------------------------------------------------------------
      0.150                 8,000,000,000               13,000,000,000
-----------------------------------------------------------------------------
      0.145                13,000,000,000               17,000,000,000
-----------------------------------------------------------------------------
      0.140                17,000,000,000               21,000,000,000
-----------------------------------------------------------------------------
      0.135                21,000,000,000               27,000,000,000
-----------------------------------------------------------------------------
      0.130                27,000,000,000               34,000,000,000
-----------------------------------------------------------------------------
      0.125                34,000,000,000               44,000,000,000
-----------------------------------------------------------------------------
      0.120                44,000,000,000               55,000,000,000
-----------------------------------------------------------------------------
      0.117                55,000,000,000               71,000,000,000
-----------------------------------------------------------------------------
      0.114                71,000,000,000               89,000,000,000
-----------------------------------------------------------------------------
      0.112                89,000,000,000
-----------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                              Monthly gross income

        RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

       3.00%                $          0                $100,000,000
----------------------------------------------------------------------------
       2.50                  100,000,000
----------------------------------------------------------------------------

Assuming net assets of $30 billion and gross investment income levels of 3%, 4%,
5%, 6% and 7%, management fees would be 0.24%, 0.27%, 0.30%, 0.32% and 0.35%, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses, such as litigation and acquisitions) for any fiscal year ending on a date on which the
Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the investment adviser is required to reduce its management fee due to Class A share expense ratios exceeding the above limit, the investment adviser will either: (i) reduce its management fee similarly for other classes of shares, or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.

                       Capital Income Builder -- Page 26

For the fiscal years ended October 31, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $124,219,000 and
$81,037,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$114,050,000 (a reduction of $10,169,000) and $79,841,000 (a reduction of
$1,196,000) for the fiscal years ended October 31, 2005 and 2004, respectively.
For the fiscal year ended October 31, 2003, the fund paid the investment adviser management  fees of $48,915,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

In addition, during the year ended October 31, 2005, the investment adviser waived the fees in excess of the rates provided in the November 1, 2005 amended investment advisory and service agreement.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Non-Interested Directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
October 31, 2005, the total fees paid by the investment adviser were $283,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F, R and 529 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The

                       Capital Income Builder -- Page 27

investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets.
This fee is subject to the same uses and limitations described above.

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $7,329,000
------------------------------------------------------------------------------
               CLASS F                                2,364,000
------------------------------------------------------------------------------
             CLASS 529-A                                459,000
------------------------------------------------------------------------------
             CLASS 529-B                                110,000
------------------------------------------------------------------------------
             CLASS 529-C                                226,000
------------------------------------------------------------------------------
             CLASS 529-E                                 26,000
------------------------------------------------------------------------------
             CLASS 529-F                                  6,000
------------------------------------------------------------------------------
              CLASS R-1                                  46,000
------------------------------------------------------------------------------
              CLASS R-2                               1,066,000
------------------------------------------------------------------------------
              CLASS R-3                                 407,000
------------------------------------------------------------------------------
              CLASS R-4                                  74,000
------------------------------------------------------------------------------
              CLASS R-5                                 252,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal

                       Capital Income Builder -- Page 28

Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                           COMMISSIONS,        ALLOWANCE OR
                                                              REVENUE          COMPENSATION
                                     FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------

                 CLASS A                    2005            $62,521,000        $278,645,000
                                            2004             39,449,000         176,000,000
                                            2003             34,650,000         162,187,000
-----------------------------------------------------------------------------------------------
                 CLASS B                    2005              3,982,000          30,029,000
                                            2004              4,241,000          28,435,000
                                            2003              4,991,000          35,354,000
-----------------------------------------------------------------------------------------------
                 CLASS C                    2005                     --          23,732,000
                                            2004                     --          15,511,000
                                            2003                     --          11,256,000
-----------------------------------------------------------------------------------------------
               CLASS 529-A                  2005              1,102,000           5,196,000
                                            2004                583,000           2,772,000
                                            2003                466,000           2,298,000
-----------------------------------------------------------------------------------------------
               CLASS 529-B                  2005                120,000             734,000
                                            2004                132,000             709,000
                                            2003                132,000             806,000
-----------------------------------------------------------------------------------------------
               CLASS 529-C                  2005                     --             691,000
                                            2004                     --             477,000
                                            2003                     --             343,000
-----------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 29

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons"
during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the
Board of Directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to
1.00% of the average daily net assets attributable to Class R-2 shares; (i) for
Class R-3 shares, up to 0.75% of the average daily net assets attributable to
Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

                       Capital Income Builder -- Page 30

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                             12B-1 UNPAID LIABILITY
                                      12B-1 EXPENSES              OUTSTANDING
-------------------------------------------------------------------------------------

               CLASS A                 $82,450,000                $10,074,000
-------------------------------------------------------------------------------------
               CLASS B                  30,223,000                  3,246,000
-------------------------------------------------------------------------------------
               CLASS C                  48,483,000                  7,522,000
-------------------------------------------------------------------------------------
               CLASS F                   4,332,000                    874,000
-------------------------------------------------------------------------------------
             CLASS 529-A                   658,000                    107,000
-------------------------------------------------------------------------------------
             CLASS 529-B                   709,000                     81,000
-------------------------------------------------------------------------------------
             CLASS 529-C                 1,556,000                    254,000
-------------------------------------------------------------------------------------
             CLASS 529-E                   103,000                     19,000
-------------------------------------------------------------------------------------
             CLASS 529-F                     5,000                          0
-------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 31

                                                             12B-1 UNPAID LIABILITY
                                      12B-1 EXPENSES              OUTSTANDING
-------------------------------------------------------------------------------------

              CLASS R-1                    222,000                     53,000
-------------------------------------------------------------------------------------
              CLASS R-2                  1,413,000                    280,000
-------------------------------------------------------------------------------------
              CLASS R-3                    978,000                    198,000
-------------------------------------------------------------------------------------
              CLASS R-4                    115,000                     28,000
-------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                       Capital Income Builder -- Page 32

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
October 31, 2005, 2004 and 2003 amounted to $34,660,000, $25,365,000 and
$20,946,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions paid since 2004 is attributable to growth in the sale of the fund's shares since 2004, which led the fund to purchase additional securities for its portfolio, thereby increasing brokerage commissions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

                       Capital Income Builder -- Page 33

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities LLC, Citigroup Global Markets
Inc., J.P. Morgan Securities Inc., UBS AG, A.B.N. AMRO Bank NV and Deutsche Bank
A.G. As of the fund's most recent fiscal year-end, the fund held equity securities of Bank of America Corp. in the amount of $458,809,000, Citigroup
Inc. in the amount of $413,165,000, J.P. Morgan Chase & Co. in the amount of
$210,162,000, UBS AG in the amount of $108,949,000 and ABN AMRO Holding NV in the amount of $106,108,000. The fund held debt securities of Bank of America
Corp. in the amount of $296,908,000, Citigroup Inc. in the amount of
$30,463,000, J.P. Morgan Chase & Co. in the amount of $133,608,000 and Deutsche
Bank A.G. in the amount of $8,330,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether

                       Capital Income Builder -- Page 34

disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market

                       Capital Income Builder -- Page 35

in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available;
however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices
(or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately
3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other

                       Capital Income Builder -- Page 36

expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

                       Capital Income Builder -- Page 37

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form
     1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the

                       Capital Income Builder -- Page 38

     fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

                       Capital Income Builder -- Page 39

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

                       Capital Income Builder -- Page 40

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                       Capital Income Builder -- Page 41

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also

                       Capital Income Builder -- Page 42

available to clients of the Personal Investment Management group of Capital
Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the
American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The initial purchase minimum of $25 may be waived for the following account types:

     .     Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .     Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
           (d) required minimum distribution automatic exchanges; and

     .     American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
           Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service

                       Capital Income Builder -- Page 43

areas" in the prospectus for the appropriate fax numbers) the Transfer Agent.
For more information, see "Shareholder account services and privileges" below.
THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND
PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

                       Capital Income Builder -- Page 44

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law
          and

                       Capital Income Builder -- Page 45

          daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                       Capital Income Builder -- Page 46

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon

                       Capital Income Builder -- Page 47

     reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .
          trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

                       Capital Income Builder -- Page 48

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without

                       Capital Income Builder -- Page 49

incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                       Capital Income Builder -- Page 50

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related

                       Capital Income Builder -- Page 51

investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and

                       Capital Income Builder -- Page 52

increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

                       Capital Income Builder -- Page 53

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $26,024,000 for Class A shares and
$2,558,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for Non-Interested
Directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A

                       Capital Income Builder -- Page 54

determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the Non-Interested Directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

                       Capital Income Builder -- Page 55

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $52.58
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $55.79

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                       Capital Income Builder -- Page 56

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                       Capital Income Builder -- Page 57

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       Capital Income Builder -- Page 58

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                       Capital Income Builder -- Page 59

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital Income Builder -- Page 60

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital Income Builder -- Page 61

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital Income Builder -- Page 62

[logo - American Funds ®]

Capital Income Builder®
Investment portfolio

October 31, 2005

		Market value
Common stocks — 66.46%	Shares	(000)

FINANCIALS — 18.68%
Société Générale	4,189,400	$478,409
Bank of America Corp.	10,489,460	458,809
Washington Mutual, Inc.	11,300,000	447,480
HSBC Holdings PLC (United Kingdom)	14,056,302	220,831
HSBC Holdings PLC (Hong Kong)	13,664,097	213,813
Citigroup Inc.	9,025,000	413,165
Westpac Banking Corp.	24,916,988	386,220
Fannie Mae	7,800,000	370,656
Lloyds TSB Group PLC	39,486,400	322,568
Fortis	11,215,720	319,355
Banco Santander Central Hispano, SA	21,507,614	274,357
iStar Financial, Inc.[1]	7,065,500	260,505
Danske Bank A/S	7,041,000	220,912
Irish Life & Permanent PLC	12,474,949	219,856
J.P. Morgan Chase & Co.	5,739,000	210,162
Bank of Nova Scotia	5,647,200	205,531
U.S. Bancorp	6,800,000	201,144
Archstone-Smith Trust	4,815,000	195,345
ING Groep NV	6,739,729	194,330
Wells Fargo & Co.	3,035,000	182,707
Freddie Mac	2,959,300	181,553
Cathay Financial Holding Co., Ltd.	101,987,000	179,571
St. George Bank Ltd.	8,779,601	178,650
Boston Properties, Inc.	2,397,400	165,948
Arthur J. Gallagher & Co.[1]	5,069,200	149,136
Royal Bank of Canada	2,090,000	147,443
Regions Financial Corp.	4,426,700	144,089
Equity Residential	3,550,500	139,357
DnB NOR ASA	12,870,000	131,670
Banco Itaú Holding Financeira SA, preferred nominative	5,480,000	131,388
Equity Office Properties Trust	4,200,000	129,360
Kimco Realty Corp.	4,116,600	121,934
CapitaMall Trust Management Ltd.[1]	89,200,470	121,594
AMB Property Corp.	2,675,000	118,181
Developers Diversified Realty Corp.	2,670,000	116,626
Westfield Group	8,911,830	110,575
Westfield Group	114,617	1,408
UBS AG	1,283,310	108,949
Chinatrust Financial Holding Co., Ltd.	138,838,285	107,933
Fidelity National Financial, Inc.	2,850,000	106,761
UniCredito Italiano SpA	19,080,000	106,552
ABN AMRO Holding NV	4,485,768	106,108
Marsh & McLennan Companies, Inc.	3,600,000	$104,940
Weingarten Realty Investors	2,634,750	93,692
Health Care Property Investors, Inc.	3,670,000	93,401
Fubon Financial Holding Co., Ltd.	107,785,000	93,281
Hongkong Land Holdings Ltd.	32,613,000	93,273
FirstMerit Corp.	3,445,000	90,845
Hang Lung Properties Ltd.	60,113,100	86,076
Ascendas Real Estate Investment Trust[1]	70,189,600	83,254
ProLogis	1,750,000	75,250
United Bankshares, Inc.	1,775,000	64,788
KeyCorp	1,860,000	59,966
CapitaCommercial Trust Management Ltd.[1]	58,257,000	54,317
Montpelier Re Holdings Ltd.	2,637,300	53,010
St. Paul Travelers Companies, Inc.	1,075,000	48,407
Camden Property Trust	850,000	47,897
Aareal Bank AG2	1,480,000	45,211
Wing Lung Bank Ltd.	6,307,600	45,159
KBC Groupe SA	525,000	42,801
XL Capital Ltd., Class A	642,800	41,178
Comerica Inc.	700,000	40,446
SunTrust Banks, Inc.	550,000	39,864
Fortune Real Estate Investment Trust[1]	51,199,500	36,987
Dah Sing Financial Holdings Ltd.	5,476,400	33,274
Bank of New York Co., Inc.	1,020,000	31,916
Macquarie International Infrastructure Fund Ltd.[1]	52,959,000	30,939
Lincoln National Corp.	541,500	27,405
JCG Holdings Ltd.	26,009,000	25,835
Mercury General Corp.	400,000	24,180
Independence Community Bank Corp.	571,600	22,607
Mapletree Logistics Trust[1,2]	35,510,000	21,584
AmSouth Bancorporation	750,000	18,922
Singapore Exchange Ltd.	11,800,000	18,801
Shanghai Forte Land Co., Ltd., Class H	57,180,000	17,519
Wharf (Holdings) Ltd.	4,680,000	15,968
Suncorp-Metway Ltd.	1,020,000	14,683
		10,338,617

UTILITIES — 10.39%
E.ON AG	9,579,700	868,274
Exelon Corp.	11,470,000	596,784
National Grid Transco PLC	52,477,551	479,265
Scottish Power PLC	46,577,000	455,437
Veolia Environnement	10,306,100	429,123
Southern Co.	11,500,000	402,385
Gas Natural SDG, SA	10,120,000	276,265
PPL Corp.	8,650,000	271,091
FirstEnergy Corp.	5,010,500	237,999
Dominion Resources, Inc.	3,019,490	229,723
Public Service Enterprise Group Inc.	2,386,300	150,074
Edison International	3,000,000	131,280
NiSource Inc.	4,789,307	113,267
Cheung Kong Infrastructure Holdings Ltd.	36,022,000	111,989
Xcel Energy Inc.	6,016,000	110,273
Ameren Corp.	2,076,020	109,199
FPL Group, Inc.	2,000,000	86,120
Northeast Utilities	4,645,000	84,493
Consolidated Edison, Inc.	1,650,000	75,075
Progress Energy, Inc.	1,700,000	74,103
Equitable Resources, Inc.	1,780,000	68,797
Entergy Corp.	752,500	$53,217
KeySpan Corp.	1,390,000	48,052
DTE Energy Co.	1,000,000	43,200
Scottish and Southern Energy PLC	2,400,000	41,588
Westar Energy, Inc.	1,800,000	39,780
Duke Energy Corp.	1,400,000	37,072
Pinnacle West Capital Corp.	800,000	33,408
Cinergy Corp.	819,000	32,678
Energy East Corp.	1,190,000	28,381
United Utilities PLC	1,666,666	18,375
Hong Kong and China Gas Co. Ltd.	7,800,000	16,099
		5,752,866

TELECOMMUNICATION SERVICES — 9.31%
SBC Communications Inc.	28,771,000	686,188
BellSouth Corp.	23,780,000	618,756
Koninklijke KPN NV	53,098,400	505,458
Verizon Communications Inc.	13,585,000	428,063
Chunghwa Telecom Co., Ltd. (ADR)	14,767,600	255,775
Chunghwa Telecom Co., Ltd.	78,348,000	132,805
Vodafone Group PLC	121,701,000	319,022
Vodafone Group PLC (ADR)	875,000	22,977
KT Corp. (ADR)	12,637,420	272,336
KT Corp.	270,720	10,870
Deutsche Telekom AG	15,310,000	270,739
Telefónica, SA	16,068,480	256,411
France Télécom, SA	8,770,000	227,951
TDC A/S	3,996,834	223,827
Belgacom SA	5,855,800	196,294
BT Group PLC	50,600,000	190,573
AT&T Corp.	8,130,000	160,811
Telecom Corp. of New Zealand Ltd.	39,363,919	160,484
Advanced Info Service PCL	27,980,000	68,646
Eircom Group PLC	27,132,800	65,059
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	111,427,500	55,080
Portugal Telecom, SGPS, SA	2,983,200	26,967
		5,155,092

CONSUMER STAPLES — 6.92%
Altria Group, Inc.	12,750,500	956,925
ConAgra Foods, Inc.	17,110,000	398,150
Nestlé SA	1,033,000	307,545
H.J. Heinz Co.	7,880,000	279,740
UST Inc.	6,575,000	272,139
Reynolds American Inc.	2,690,000	228,650
Altadis, SA	4,654,995	197,563
Gallaher Group PLC	11,980,292	185,886
Diageo PLC	12,353,443	182,392
Foster’s Group Ltd.	39,930,900	173,005
Imperial Tobacco Group PLC	5,790,000	165,854
Sara Lee Corp.	7,200,000	128,520
KT&G Corp.	2,050,000	83,886
General Mills, Inc.	1,700,000	82,042
Unilever NV	1,093,600	76,962
Unilever PLC	4,500,000	45,593
Lion Nathan Ltd.	4,431,066	26,116
Wolverhampton & Dudley Breweries, PLC	1,066,255	21,738
WD-40 Co.	636,650	17,527
		3,830,233

INDUSTRIALS — 4.77%
General Electric Co.	12,000,000	$406,920
Abertis Infraestructuras SA	9,268,021	253,341
Macquarie Infrastructure Group	68,202,140	174,748
Sandvik AB	3,375,000	162,752
Macquarie Airports	44,982,621	100,806
Macquarie Airports	14,534,005	32,571
GS Engineering & Construction Co., Ltd.[1]	2,550,000	109,356
Qantas Airways Ltd.	40,322,741	103,014
Emerson Electric Co.	1,470,000	102,238
Hubbell Inc., Class B	1,910,000	91,986
Kowloon Motor Bus Co. (1933) Ltd.	15,914,000	90,739
Hyundai Development Co.	2,470,000	89,947
Stagecoach Group PLC	46,814,168	88,778
Koninklijke BAM Groep NV	1,054,138	85,560
BRISA-Auto-Estradas de Portugal, SA	10,450,000	82,688
Transurban Group[1,2]	16,230,502	77,595
Waste Management, Inc.	2,600,000	76,726
Singapore Technologies Engineering Ltd.	50,098,000	75,386
Uponor Oyj	3,480,000	75,057
Geberit AG	88,850	61,516
Leighton Holdings Ltd.	5,347,000	60,912
ComfortDelGro Corp. Ltd.	67,824,451	59,235
Spirax-Sarco Engineering PLC	3,336,391	46,605
SMRT Corp. Ltd.	73,763,000	44,834
Singapore Post Private Ltd.	44,060,000	29,640
Fong’s Industries Co. Ltd.[1]	36,590,000	24,781
Seco Tools AB, Class B	505,000	23,844
KCI Konecranes International Corp.	212,350	9,229
		2,640,804

ENERGY — 4.57%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	423,609
Royal Dutch Shell PLC, Class B	6,997,187	228,024
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	122,070
Husky Energy Inc.	9,315,000	429,790
ENI SpA	13,957,000	374,151
TOTAL SA (ADR)	1,752,900	220,900
TOTAL SA	375,000	94,144
Repsol YPF, SA	5,856,000	174,395
SBM Offshore NV1	2,083,797	161,138
Kinder Morgan, Inc.	1,691,100	153,721
Enbridge Inc.	3,523,468	107,416
Marathon Oil Corp.	650,000	39,104
		2,528,462

MATERIALS — 2.50%
Dow Chemical Co.	4,400,000	201,784
UPM-Kymmene Corp.	6,600,000	127,633
Fletcher Building Ltd.	21,176,596	116,249
POSCO	495,000	100,328
Lyondell Chemical Co.	3,600,000	96,480
Norske Skogindustrier ASA, Class A	6,582,142	93,922
Akzo Nobel NV	2,135,000	92,122
Worthington Industries, Inc.	3,639,800	73,233
PaperlinX Ltd.[1]	28,987,000	66,692
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,673,000	64,076
Stora Enso Oyj, Class R	5,000,000	63,961
RPM International, Inc.	3,025,000	56,326
Taiwan Fertilizer Co., Ltd.[1]	49,000,000	47,378
AngloGold Ashanti Ltd.	987,000	$39,421
Cía. Vale do Rio Doce, ordinary nominative (ADR)	800,000	33,064
M-real Oyj, Class B	4,996,500	23,782
Holmen AB, Class B	650,000	18,987
Temple-Inland Inc.	472,860	17,415
Hung Hing Printing Group Ltd.	29,024,000	17,223
Boral Ltd.	2,864,235	16,218
Compass Minerals International, Inc.	550,300	12,321
MeadWestvaco Corp.	200,000	5,244
		1,383,859

CONSUMER DISCRETIONARY — 2.22%
Kingfisher PLC	37,845,000	141,865
Dixons Group PLC	54,809,561	139,556
General Motors Corp.	4,950,000	135,630
Rank Group PLC	20,200,000	105,724
Accor SA	2,050,000	102,390
Kesa Electricals PLC	21,750,000	92,300
Shangri-La Asia Ltd.	60,472,000	84,640
Hilton Group PLC	11,900,000	71,384
Schibsted ASA	1,907,400	55,021
Hyatt Regency SA	3,949,380	48,391
Greene King PLC	3,927,110	43,920
Harrah’s Entertainment, Inc.	725,000	43,848
Intercontinental Hotels Group PLC	3,284,906	41,007
Hyundai Motor Co., nonvoting preferred, Series 2	750,000	38,021
ServiceMaster Co.	2,729,200	34,333
Ekornes ASA	1,455,425	26,422
Fisher & Paykel Appliances Holdings Ltd.	10,600,000	23,868
Pacifica Group Ltd.	887,670	1,247
		1,229,567

HEALTH CARE — 1.98%
Bristol-Myers Squibb Co.	16,500,000	349,305
Merck & Co., Inc.	10,500,000	296,310
Sanofi-Aventis	1,900,000	152,165
Sonic Healthcare Ltd.	13,348,349	145,380
Fisher & Paykel Healthcare Corp. Ltd.[1]	33,061,000	80,225
Cochlear Ltd.	2,480,600	70,377
		1,093,762

INFORMATION TECHNOLOGY — 0.92%
Microsoft Corp.	13,185,000	338,854
Delta Electronics, Inc.	57,181,382	96,414
Taiwan Semiconductor Manufacturing Co. Ltd.	23,704,736	36,786
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,910,396	15,436
Rotork PLC	2,400,000	24,274
		511,764

MISCELLANEOUS — 4.20%
Other common stocks in initial period of acquisition		2,323,387

Total common stocks (cost: $30,338,669,000)		36,788,413

		Market value
Preferred stocks — 0.17%	Shares	(000)

FINANCIALS — 0.10%
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[3,4]	22,500,000	$26,148
Fannie Mae, Series O, 7.00% preferred[3]	245,000	13,475
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred[1]	400,000	10,160
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[3,4]	4,000,000	4,694
ING Capital Funding Trust III 8.439% noncumulative preferred[4]	2,500,000	2,845
		57,322

MISCELLANEOUS — 0.07%
Other preferred stocks in initial period of acquisition		37,198

Total preferred stocks (cost: $94,986,000)		94,520

Convertible securities — 0.93%	Shares or principal amount

FINANCIALS — 0.27%
Fannie Mae 5.375% convertible preferred	965	88,177
UnumProvident Corp. 8.25% ACES convertible 2006	1,000,000 units	39,300
Chubb Corp. 7.00% convertible preferred 2006	600,000 units	20,178
		147,655

CONSUMER DISCRETIONARY — 0.16%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	2,473,600	78,883
General Motors Corp., Series B, 5.25% convertible senior debentures 2032	$17,500,000	11,550
		90,433

UTILITIES — 0.14%
PG&E Corp. 9.50% convertible note 2010	$28,000,000	76,300

HEALTH CARE — 0.13%
Schering-Plough Corp. 6.00% convertible preferred 2007	1,000,000	52,720
Baxter International Inc. 7.00% convertible preferred 2006	400,000 units	21,668
		74,388

MATERIALS — 0.07%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred[3]	35,000	38,771

CONSUMER STAPLES — 0.05%
Albertson’s, Inc. 7.25% convertible preferred 2007	1,200,000 units	29,040

TELECOMMUNICATION SERVICES — 0.03%
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006	€12,000,000	15,736

INDUSTRIALS — 0.02%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031[3]	100,000	9,069

MISCELLANEOUS — 0.06%
Other convertible securities in initial period of acquisition		30,855

Total convertible securities (cost: $533,200,000)		512,247

	Principal amount	Market value
Bonds & notes — 21.85%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[5]— 5.47%
Fannie Mae 4.89% 2012	$25,000	$24,624
Fannie Mae 4.00% 2015	75,108	71,936
Fannie Mae 11.00% 2015	705	804
Fannie Mae 6.00% 2016	1,062	1,087
Fannie Mae 7.00% 2016	141	147
Fannie Mae 11.00% 2016	361	414
Fannie Mae 5.00% 2017	260	257
Fannie Mae 6.00% 2017	14,309	14,644
Fannie Mae 6.00% 2017	3,499	3,580
Fannie Mae 6.00% 2017	2,266	2,319
Fannie Mae 6.00% 2017	1,769	1,810
Fannie Mae 6.00% 2017	683	699
Fannie Mae 6.00% 2017	410	420
Fannie Mae 5.00% 2018	42,730	42,226
Fannie Mae 5.00% 2018	2,725	2,693
Fannie Mae 11.00% 2018	818	943
Fannie Mae 5.50% 2019	37,222	37,502
Fannie Mae 11.00% 2020	351	393
Fannie Mae 10.50% 2022	735	824
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	620	649
Fannie Mae 7.50% 2029	122	129
Fannie Mae 7.00% 2030	469	491
Fannie Mae 6.50% 2031	1,070	1,101
Fannie Mae 6.50% 2031	970	1,000
Fannie Mae 6.50% 2031	447	460
Fannie Mae 7.00% 2031	452	473
Fannie Mae 7.50% 2031	464	491
Fannie Mae 7.50% 2031	87	92
Fannie Mae 6.50% 2032	518	533
Fannie Mae 6.50% 2032	307	316
Fannie Mae 7.00% 2032	625	654
Fannie Mae 3.749% 2033[4]	17,457	17,073
Fannie Mae 4.028% 2033[4]	3,224	3,173
Fannie Mae 4.179% 2033[4]	3,906	3,857
Fannie Mae 6.00% 2033	391	394
Fannie Mae 6.50% 2033	6,706	6,899
Fannie Mae 5.50% 2034	26,915	26,562
Fannie Mae 5.50% 2034	25,018	24,702
Fannie Mae 5.50% 2034	13,167	12,994
Fannie Mae 6.00% 2034	65,981	66,581
Fannie Mae 6.00% 2034	10,125	10,217
Fannie Mae 6.00% 2034	7,107	7,171
Fannie Mae 6.00% 2034	4,428	4,469
Fannie Mae 6.00% 2034	4,094	4,132
Fannie Mae 6.00% 2034	3,724	3,758
Fannie Mae 6.00% 2034	3,706	3,739
Fannie Mae 6.00% 2034	3,469	3,501
Fannie Mae 6.00% 2034	3,236	3,266
Fannie Mae 6.00% 2034	3,195	3,224
Fannie Mae 6.00% 2034	3,029	3,057
Fannie Mae 6.00% 2034	2,979	3,006
Fannie Mae 6.00% 2034	2,670	2,695
Fannie Mae 6.00% 2034	2,134	2,157
Fannie Mae 6.00% 2034	1,214	1,225
Fannie Mae 6.00% 2034	977	986
Fannie Mae 6.00% 2034	194	196
Fannie Mae 6.00% 2034	193	194
Fannie Mae 6.00% 2034	$83	$84
Fannie Mae 6.50% 2034	10,913	11,226
Fannie Mae 4.50% 2035[4]	11,921	11,730
Fannie Mae 5.00% 2035	13,976	13,454
Fannie Mae 5.00% 2035	6,270	6,036
Fannie Mae 5.50% 2035	152,555	150,558
Fannie Mae 5.50% 2035	99,346	98,046
Fannie Mae 5.50% 2035	50,000	49,317
Fannie Mae 5.50% 2035	21,391	21,111
Fannie Mae 5.50% 2035	19,275	19,022
Fannie Mae 5.50% 2035	17,000	16,777
Fannie Mae 5.50% 2035	15,000	14,936
Fannie Mae 5.50% 2035	14,973	14,777
Fannie Mae 5.50% 2035	14,052	13,868
Fannie Mae 5.50% 2035	11,962	11,805
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037	4,043	4,023
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	723	761
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	9,184	8,960
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2020	9,585	9,662
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034	5,787	5,759
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 4.163% 2035[4]	50,000	50,000
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	83,352	83,348
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	39,945	39,845
Countrywide Alternative Loan Trust, Series 2005-13CB, Class A-3, 5.50% 2035	20,768	20,682
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	20,000	20,018
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	9,538	9,530
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 4-P-4, 5.50% 2035	3,000	3,003
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	6,949	6,879
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	42,148	42,290
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	34,037	34,062
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	3,098	3,100
Freddie Mac 4.00% 2015	88,160	83,635
Freddie Mac 6.00% 2017	660	674
Freddie Mac 4.50% 2018	7,411	7,183
Freddie Mac 5.00% 2018	14,914	14,737
Freddie Mac 6.50% 2032	6,880	7,069
Freddie Mac 7.50% 2032	3,488	3,692
Freddie Mac 6.00% 2033	2,145	2,167
Freddie Mac 6.00% 2034	11,649	11,770
Freddie Mac 6.00% 2034	8,714	8,804
Freddie Mac 6.00% 2034	7,485	7,562
Freddie Mac 4.648% 2035[4]	29,052	28,594
Freddie Mac 4.789% 2035[4]	31,767	31,365
Freddie Mac, Series 3061, Class PN, 5.50% 2035	30,000	29,916
Freddie Mac 6.00% 2035	19,945	20,152
Freddie Mac 6.00% 2035	9,078	9,172
Freddie Mac 6.00% 2035	1,272	1,286
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036	140	140
CS First Boston Mortgage Securities Corp., Series 2004-HC1, Class A-1, 4.37% 2021[3,4]	17,288	17,288
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	5,048	5,088
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	2,213	2,234
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	2,585	2,638
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	6,614	6,775
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1, 4.637% 2034[4]	11,086	10,808
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1, 4.691% 2034[4]	27,072	26,731
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.705% 2034[4]	12,604	12,442
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	10,177	10,419
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	$2,790	$2,969
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	8,730	8,765
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,000	50,337
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 2035[3]	1,435	1,558
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	5,361	5,264
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1, 3.466% 2039	13,788	13,430
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,550	6,891
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.842% 2033[4]	11,919	11,841
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.072% 2034[4]	8,012	7,794
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.823% 2034[4]	6,260	6,183
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.206% 2034[4]	6,257	6,239
CHL Mortgage Pass-Through Trust, Series 2005-12, Class 2-A-5, 5.50% 2035	13,684	13,539
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class II-A-4, 5.90% 2036	79,860	79,764
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	7,957	7,795
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	78,216	77,701
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	19,552	19,573
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,480	1,476
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.004% 2033[4]	6,093	5,963
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.424% 2034[4]	9,555	9,382
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.993% 2034[4]	11,215	11,095
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.153% 2034[4]	15,062	14,978
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[4]	50,000	48,740
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	9,362	9,532
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	56,351	54,882
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	26,000	25,357
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	12,229	12,121
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[4]	5,644	5,519
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[4]	4,976	4,952
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.35% 2033[4]	4,359	4,284
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.60% 2034[4]	5,804	5,695
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 4.34% 2045	35,456	35,456
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	26,000	25,300
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[3]	13,620	13,267
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	20,000	19,552
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.903% 2035[4]	53,122	53,367
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	11,605	11,842
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,633
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,852
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	43,400	43,435
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	4,744	4,783
Government National Mortgage Assn. 6.50% 2034	812	845
Government National Mortgage Assn. 4.00% 2035[4]	29,460	28,795
Government National Mortgage Assn. 4.00% 2035[4]	9,077	8,852
Government National Mortgage Assn. 4.00% 2035[4]	8,958	8,736
Mastr Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	1,208	1,210
Mastr Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,521	2,523
Mastr Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	10,087	10,006
Mastr Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	5,244	5,239
Mastr Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	11,219	11,288
Mastr Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	13,211	13,481
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.192% 2035[4]	44,031	43,547
Citigroup Mortgage Loan Trust Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[4]	38,923	38,226
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.702% 2034[4]	29,907	29,705
Morgan Stanley Mortgage Trust, Series 2004-3, Class 3-A, 6.00% 2034	8,405	8,412
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030	15,595	16,215
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	16,187	16,552
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-2, 6.70% 2034	4,614	4,936
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	$28,625	$30,173
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-2, 5.676% 2035	12,494	12,643
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041	11,349	11,091
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043	5,628	5,555
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	25,062	25,041
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750	8,462
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29% 2016[3]	13,900	15,583
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.556% 2027[3,4]	2,411	2,451
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	14,636	13,850
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	7,765	7,608
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1, 4.482% 2006	4,027	4,022
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	11,127	11,480
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	7,786	7,893
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 4.996% 2016[3,4]	23,000	23,089
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 6.018% 2035[4]	20,000	20,106
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.847% 2035[3,4]	2,000	2,138
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	18,227	17,607
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2020	16,794	16,937
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 6-A-1, 6.50% 2020	2,092	2,120
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	9,935	10,442
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	7,052	7,594
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A-6, 3.40% 2033	2,000	1,898
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	9,000	8,686
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	5,878
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1, 5.02% 2035	5,482	5,485
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	10,724	10,339
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.07% 2035[4]	15,000	15,127
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	14,873	14,859
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	12,285	12,467
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	12,251	12,345
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.969% 2035[4]	12,086	11,961
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[4]	8,049	7,962
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 3.405% 2034[4]	3,577	3,518
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[3]	10,000	10,805
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	9,765	10,142
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.11% 2035[4]	10,000	9,657
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	7,815	8,112
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.8902% 2032	5,000	4,796
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.188% 2034[3,4]	2,000	2,163
		3,028,708

FINANCIALS — 3.61%
USA Education, Inc. 5.625% 2007	40,000	40,436
SLM Corp., Series A, 3.625% 2008	10,000	9,740
SLM Corp., Series A, 4.00% 2009	10,000	9,712
SLM Corp., Series A, 4.34% 2009[4]	20,000	19,999
SLM Corp., Series A, 4.37% 2009	10,000	9,793
SLM Corp., Series A, 4.50% 2010	51,000	49,815
SLM Corp., Series A, 5.375% 2014	10,000	10,094
ASIF Global Financing XXVIII 3.75% 2007[3,4]	7,000	7,006
ASIF Global Financing XXIII 3.90% 2008[3]	13,605	13,207
ASIF Global Financing XIX 4.90% 2013[3]	4,000	3,945
AIG SunAmerica Global Financing VII 5.85% 2008[3]	7,500	7,676
International Lease Finance Corp., Series P, 3.125% 2007	5,000	4,872
International Lease Finance Corp. 4.35% 2008	28,500	27,956
International Lease Finance Corp. 4.50% 2008	17,000	16,770
International Lease Finance Corp. 3.50% 2009	2,000	1,896
International Lease Finance Corp., Series O, 4.55% 2009	$4,600	$4,541
International Lease Finance Corp. 4.75% 2009	3,000	2,949
International Lease Finance Corp. 6.375% 2009	15,000	15,589
International Lease Finance Corp. 5.00% 2010	6,560	6,516
International Lease Finance Corp. 5.00% 2012	10,000	9,760
American International Group 4.70% 2010[3]	5,000	4,916
American International Group, Inc. 4.25% 2013	2,000	1,886
American International Group 5.05% 2015[3]	3,000	2,938
Household Finance Corp. 6.50% 2006	20,000	20,096
Household Finance Corp. 5.75% 2007	11,000	11,128
Household Finance Corp. 4.125% 2008	6,000	5,856
Household Finance Corp. 6.40% 2008	60,000	62,149
HSBC Bank USA 4.625% 2014[3]	6,000	5,738
HSBC Finance Corp. 5.00% 2015	4,535	4,377
HSBC Holdings PLC 4.61% (undated)[3,4]	6,000	5,610
Prudential Financial, Inc. 4.104% 2006	15,000	14,851
Prudential Insurance Co. of America 6.375% 2006[3]	35,445	35,845
PRICOA Global Funding I 3.97% 2007[3,4]	2,000	2,003
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[3]	4,500	4,368
Prudential Funding LLC 6.60% 2008[3]	12,412	12,930
Prudential Holdings, LLC, Series C, 8.695% 2023[3,5]	15,000	18,839
EOP Operating LP 8.375% 2006	600	608
EOP Operating LP 7.75% 2007	45,000	47,433
EOP Operating LP 6.75% 2008	9,195	9,534
EOP Operating LP 4.65% 2010	19,500	18,994
Spieker Properties, LP 6.75% 2008	3,500	3,617
Spieker Properties, LP 7.125% 2009	2,000	2,120
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006[3]	25,000	25,084
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[3]	10,000	9,786
Monumental Global Funding Trust II, Series 2004-E, 4.10% 2007[3,4]	2,000	2,002
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007[3]	42,000	42,071
Bank One, National Association 5.50% 2007	20,000	20,204
J.P. Morgan Chase & Co. 3.50% 2009	10,000	9,563
J.P. Morgan Chase & Co. 4.50% 2010	20,000	19,502
J.P. Morgan Chase & Co. 4.891% 2015	20,000	19,761
Washington Mutual, Inc. 7.50% 2006	26,500	27,000
Washington Mutual, Inc. 5.625% 2007	7,000	7,059
Washington Mutual, Inc. 4.20% 2010	22,500	21,732
Washington Mutual, Inc. 4.361% 2012[4]	10,000	10,011
BankAmerica Corp. 7.125% 2006	1,000	1,011
BankAmerica Corp. 5.875% 2009	7,500	7,716
BankAmerica Corp. 7.125% 2011	1,750	1,914
BankBoston NA 7.00% 2007	7,500	7,793
Bank of America Corp. 3.875% 2008	4,400	4,319
Bank of America Corp. 5.25% 2007	20,000	20,121
Bank of America Corp. 4.50% 2010	18,000	17,628
Bank of America Corp. 4.875% 2012	2,000	1,976
Developers Diversified Realty Corp. 3.875% 2009	15,000	14,398
Developers Diversified Realty Corp. 4.625% 2010	19,750	19,097
Developers Diversified Realty Corp. 5.00% 2010	22,500	22,153
Capital One Bank 6.875% 2006	10,000	10,057
Capital One Bank 5.75% 2010	3,000	3,059
Capital One Bank 6.50% 2013	13,477	14,140
Capital One Financial Corp. 7.125% 2008	5,750	6,034
Capital One Financial Corp. 6.25% 2013	5,000	5,182
Capital One Financial Corp. 5.50% 2015	12,000	11,768
Allstate Corp. 5.375% 2006	$20,000	$20,097
Allstate Financial Global Funding LLC 5.25% 2007[3]	15,000	15,041
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	15,000	14,772
MBNA Corp. 5.625% 2007	26,000	26,382
MBNA Corp., Series F, 4.163% 2008[4]	7,500	7,569
MBNA America Bank, National Association 5.375% 2008	15,500	15,651
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	19,500	19,294
United Dominion Realty Trust, Inc. 6.50% 2009	28,925	30,133
Liberty Mutual Group Inc. 5.75% 2014[3]	20,000	19,285
Liberty Mutual Group Inc. 6.50% 2035[3]	28,500	26,548
Resona Bank, Ltd. 5.85% (undated)[3,4]	15,000	14,506
Resona Preferred Global Securities (Cayman), Ltd. 7.191% (undated)[3,4]	28,250	28,831
Wells Fargo & Co. 5.125% 2007	27,500	27,561
Wells Fargo & Co. 4.125% 2008	15,000	14,809
CIT Group Inc. 3.65% 2007	11,000	10,742
CIT Group Inc. 3.375% 2009	5,000	4,744
CIT Group Inc. 6.875% 2009	16,000	17,065
CIT Group Inc. 4.25% 2010	10,000	9,688
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	38,500	37,204
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	5,000	4,891
CNA Financial Corp. 6.75% 2006	2,500	2,541
CNA Financial Corp. 6.60% 2008	4,000	4,151
CNA Financial Corp. 5.85% 2014	33,000	32,284
iStar Financial, Inc., Series B, 4.875% 2009[1]	2,000	1,967
iStar Financial, Inc. 5.375% 2010[1]	25,675	25,423
iStar Financial, Inc., Series B, 5.125% 2011[1]	10,000	9,700
Lazard LLC 7.125% 2015[3]	35,000	34,138
XL Capital Ltd. 5.25% 2014	10,000	9,599
Mangrove Bay Pass Through Trust 6.102% 2033[3,4]	24,070	23,743
Commercial Credit Co. 6.625% 2006	1,975	2,013
Citigroup Inc. 4.125% 2010	11,000	10,642
Citigroup Inc. 4.625% 2010	10,000	9,842
Citigroup Inc. 5.125% 2014	10,000	9,979
Willis North America, Inc. 5.125% 2010	20,950	20,741
Willis North America, Inc. 5.625% 2015	10,000	9,830
Hospitality Properties Trust 7.00% 2008	5,500	5,705
Hospitality Properties Trust 6.75% 2013	18,925	20,023
Hospitality Properties Trust 5.125% 2015	5,000	4,748
Nationwide Life Insurance Co. 5.35% 2007[3]	27,500	27,618
HBOS PLC 5.92% (undated)[3,4]	25,000	24,681
American Express Credit Corp. 3.00% 2008	10,000	9,566
American Express Co. 4.75% 2009	15,000	14,902
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[3]	20,000	19,470
MetLife, Inc. 5.00% 2015	2,500	2,434
ING Security Life Institutional Funding 2.70% 2007[3]	15,000	14,532
ING Security Life Institutional Funding 4.34% 2010[3,4]	4,000	4,006
Rouse Co. 3.625% 2009	5,000	4,650
Rouse Co. 7.20% 2012	9,446	9,854
Rouse Co. 5.375% 2013	4,000	3,760
Simon Property Group, LP 6.375% 2007	5,000	5,127
Simon Property Group, LP 5.375% 2008	2,000	2,019
Simon Property Group, LP 3.75% 2009	3,000	2,882
Simon Property Group, LP 4.875% 2010	5,000	4,945
Simon Property Group, LP 4.875% 2010	2,500	2,466
PNC Funding Corp. 5.75% 2006	7,500	7,556
PNC Funding Corp. 4.20% 2008	10,000	9,864
Archstone-Smith Operating Trust 5.00% 2007	$5,000	$5,003
Archstone-Smith Operating Trust 5.625% 2014	11,750	11,912
ERP Operating LP 4.75% 2009	6,360	6,300
ERP Operating LP 6.95% 2011	8,200	8,832
ERP Operating LP 6.625% 2012	1,250	1,339
ACE Capital Trust II 9.70% 2030	12,210	16,164
Marsh & McLennan Companies, Inc. 5.15% 2010	15,000	14,762
Berkshire Hathaway Finance Corp. 4.75% 2012	15,000	14,722
BNP Paribas 4.80% 2015[3]	5,000	4,826
BNP Paribas 5.186% noncumulative (undated)[3,4]	10,000	9,633
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)[3,4]	14,520	13,773
Genworth Financial, Inc. 4.75% 2009	13,795	13,666
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	13,000	12,769
Zions Bancorporation 6.00% 2015	11,585	12,098
Price REIT, Inc. 7.50% 2006	4,900	5,028
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,894
Kimco Realty Corp. 6.00% 2012	2,000	2,076
ProLogis Trust 5.25% 2010[3]	10,000	9,971
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,4]	10,000	9,799
Principal Life Global Funding I 4.40% 2010[3]	10,000	9,709
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,702
Barclays Bank PLC 8.55% (undated)[3,4]	8,080	9,352
Deutsche Bank Financial LLC 5.375% 2015	4,000	4,035
Deutsche Bank Capital Funding Trust I, 7.872% (undated)[3,4]	3,950	4,295
National Westminster Bank PLC 7.375% 2009	3,000	3,261
National Westminster Bank PLC 7.75% (undated)[4]	4,588	4,817
Signet Bank 7.80% 2006	7,760	7,965
Boston Properties LP 6.25% 2013	6,500	6,787
Lincoln National Corp. 5.25% 2007	6,145	6,178
Federal Realty Investment Trust 6.125% 2007	4,500	4,583
Federal Realty Investment Trust 8.75% 2009	1,000	1,124
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	5,000	4,971
New York Life Global Funding 4.625% 2010[3]	5,000	4,929
Independence Community Bank 3.75% 2014[4]	4,000	3,816
Assurant, Inc. 5.625% 2014	3,000	3,005
Skandinaviska Enskilda Banken AB 5.471% (undated)[3,4]	3,000	2,943
Abbey National PLC 6.70% (undated)[4]	2,412	2,505
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[3]	2,000	2,009
Hartford Financial Services Group, Inc. 2.375% 2006	2,000	1,974
		1,997,990

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 3.41%
U.S. Treasury 5.75% 2005	15,000	15,010
U.S. Treasury 6.50% 2006	45,000	45,868
U.S. Treasury 6.875% 2006	100,000	101,383
U.S. Treasury 7.00% 2006	20,000	20,362
U.S. Treasury 9.375% 2006	2,000	2,031
U.S. Treasury 3.25% 2007	43,188	42,344
U.S. Treasury 6.125% 2007	100,000	102,961
U.S. Treasury 6.25% 2007	100,000	102,406
U.S. Treasury 3.625% 2009	130,000	126,395
U.S. Treasury 3.875% 2009[6]	59,868	64,095
U.S. Treasury 6.00% 2009	100,000	105,367
U.S. Treasury 5.75% 2010	100,000	105,492
U.S. Treasury 6.50% 2010	10,000	10,784
U.S. Treasury 13.875% 2011	126,489	132,873
U.S. Treasury 10.375% 2012	25,000	27,883
U.S. Treasury 12.00% 2013	$64,000	$76,660
U.S. Treasury 13.25% 2014	20,000	25,728
U.S. Treasury Principal Strip 0% 2015	36,970	23,446
U.S. Treasury Principal Strip 0% 2018	11,460	6,299
U.S. Treasury 7.875% 2021	33,300	44,279
U.S. Treasury Principal Strip 0% 2029	16,950	5,573
Freddie Mac 5.25% 2006	80,000	80,154
Freddie Mac 3.375% 2007	15,284	14,932
Freddie Mac 5.125% 2008	75,000	75,860
Freddie Mac 5.75% 2009	75,000	77,355
Freddie Mac 6.625% 2009	75,000	79,902
Freddie Mac 4.125% 2010	35,000	34,023
Freddie Mac 5.875% 2011	75,000	77,974
Freddie Mac 4.50% 2014	10,000	9,741
Fannie Mae 6.34% 2007	20,000	20,594
Fannie Mae 7.125% 2007	50,000	51,645
Fannie Mae 5.75% 2008	40,000	40,934
Federal Home Loan Bank 3.375% 2007	93,295	91,020
Federal Agricultural Mortgage Corp. 4.25% 2008	45,000	44,406
		1,885,779

ASSET-BACKED OBLIGATIONS[5]— 2.18%
CWABS, Inc., Series 2004-15, Class AF-3, 4.025% 2031	20,000	19,569
CWABS, Inc., Series 2004-10, Class 2-AV-2, 4.388% 2033[4]	28,274	28,301
CWABS, Inc., Series 2005-BC1, Class 2-A-1, 4.128% 2035[4]	11,933	11,941
CWABS, Inc., Series 2005-3, Class 3-AV-1, 4.138% 2035[4]	19,531	19,509
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	15,000	14,388
CWABS, Inc., Series 2004-12, Class AF-6, 4.634% 2035	8,000	7,703
CWABS, Inc., Series 2005-11, Class AF-6, 5.05% 2036	5,000	4,838
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[3]	2,049	2,003
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[3]	3,884	3,858
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[3]	1,265	1,261
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[3]	10,000	9,852
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	24,232	23,933
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[3]	28,616	28,240
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[3]	12,000	11,833
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[3]	12,500	12,375
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008[3]	6,300	6,208
Drivetime Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 3.799% 2008[3]	17,744	17,667
Drivetime Auto Owner Trust, Series 2004-B, Class A-3, MBIA insured, 3.475% 2009[3]	16,656	16,463
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[3]	18,579	18,434
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 2035	16,000	15,812
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.95% 2035	40,500	39,171
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured, 2.41% 2007[3]	1,398	1,396
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[3]	21,400	21,186
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[3]	14,000	13,895
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	18,750	18,344
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009	29,838	29,617
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	20,000	19,764
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA insured, 2.67% 2011	5,000	4,851
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	48,860	48,035
Advanta Business Card Master Trust, Series 2005-A1, Class A-1, 4.07% 2011[4]	17,000	16,966
Advanta Business Card Master Trust, Series 2005-A2, Class A-1, 4.13% 2013[4]	29,000	28,941
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured, 4.45% 2034	25,881	25,650
New Century Home Equity Loan Trust, Series 2005-A, Class A-1A, 4.158% 2035[4]	13,828	13,828
Triad Automobile Receivables Trust, Series 2002-1, Class A-3, AMBAC insured, 3.00% 2009[3]	3,295	3,268
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	33,475	32,862
Consumer Credit Reference Index Securities Program Trust, Series 2002-1A, Class A, 5.924% 2007[3,4]	$35,000	$35,469
Residential Asset Securities Corp. Trust, Series 2004-KS10, Class A-I-2, 4.358% 2029[4]	18,656	18,706
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 4.268% 2035[4]	15,075	15,094
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	19,850	19,577
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	14,000	13,901
DT Auto Owner Trust, Series 2005-B, Class A-3, XLCA insured, 4.429% 2010[3]	31,488	31,286
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	8,500	8,354
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	22,000	21,666
Bear Stearns Asset-backed Securities I Trust, Series 2004-FR3, Class I-A-I, 4.288% 2030[4]	4,465	4,467
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 4.338% 2033[4]	2,375	2,381
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 4.531% 2034[4]	23,006	23,013
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	10,000	10,227
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	16,190	17,052
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A-3, 3.06% 2008	26,895	26,685
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB8, Class AF-3, 5.09% 2032	16,798	16,497
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[4]	8,653	8,473
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	23,530	23,144
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[3]	3,300	3,229
First Investors Auto Owners Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	20,000	19,841
Home Equity Asset Trust, Series 2004-7, Class M-2, 4.698% 2035[4]	20,000	20,146
Fremont Home Loan Trust, Series 2004-4, Class II-A2, 4.318% 2035[4]	20,000	20,046
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 4.358% 2034[4]	19,950	19,994
Providian Master Note Trust, Series 2005-A1A, Class A, 4.03% 2012[3,4]	20,000	19,975
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	17,444	17,442
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 4.42% 2030[4]	15,000	15,395
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C, 4.97% 2013[4]	15,000	15,225
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[3]	15,000	14,597
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010[3]	15,000	14,588
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 4.438% 2034[4]	8,596	8,660
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 4.638% 2034[4]	5,511	5,532
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[3]	13,078	12,916
MMCA Auto Owner Trust, Series 2001-3, Class B, 4.92% 2008[4]	428	428
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	2,613	2,590
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009	4,043	4,032
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010	4,260	4,250
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	10,083	10,576
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	10,000	9,849
PSE&G Transition Funding II LLC, Series 2005-1, Class A-3, 4.49% 2015	10,000	9,617
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031	1,559	1,556
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class III-A2, 4.148% 2035[4]	7,377	7,375
GMACM Home Equity Loan Trust, Series 2004-HE5, Class A-6, 4.388% 2034	8,000	7,741
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	7,500	7,524
Saxon Asset Securities Trust, Series 2005-3, Class A-2B, 4.218% 2036[4]	7,500	7,496
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 4.27% 2019[3,4]	7,097	7,098
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 2034	5,800	5,596
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 4.57% 2013[4]	5,000	5,091
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2004-C, Class A-II-2, 4.308% 2035[4]	4,000	4,006
Impac CMB Trust, Series 2004-10, Class 1-A-2, FGIC insured, 4.388% 2035[4]	3,835	3,839
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.56% 2011	3,173	3,068
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 4.458% 2033[4]	2,699	2,703
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008[3]	171	171
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009[3]	2,523	2,494
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	2,215	2,210
NPF XII, Inc., Series 2001-1A, Class A, 1.99% 2004[3,4,7]	3,000	135
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[3,7]	5,000	225
		1,205,210

CONSUMER DISCRETIONARY — 1.98%
Residential Capital Corp. 6.375% 2010[3]	$18,990	$19,308
General Motors Acceptance Corp. 7.75% 2010	5,985	6,028
General Motors Acceptance Corp. 6.875% 2011	33,274	32,301
General Motors Acceptance Corp. 7.25% 2011	121,940	120,071
General Motors Acceptance Corp. 6.875% 2012	2,617	2,524
General Motors Acceptance Corp. 7.00% 2012	26,672	25,906
Ford Motor Credit Co. 6.50% 2007	6,000	5,931
Ford Motor Credit Co. 7.20% 2007	5,000	4,992
Ford Motor Credit Co. 5.80% 2009	17,000	15,580
Ford Motor Credit Co. 5.70% 2010	15,000	13,510
Ford Motor Credit Co. 7.875% 2010	36,000	34,686
Ford Motor Credit Co. 7.375% 2011	15,000	14,103
DaimlerChrysler North America Holding Corp. 6.40% 2006	20,540	20,714
DaimlerChrysler North America Holding Corp. 4.05% 2008	6,480	6,295
DaimlerChrysler North America Holding Corp. 4.75% 2008	21,520	21,308
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,169
DaimlerChrysler North America Holding Corp. 8.00% 2010	17,500	19,131
Comcast Cable Communications, Inc. 8.375% 2007	26,000	27,271
Comcast Cable Communications, Inc. 6.875% 2009	18,000	18,956
Tele-Communications, Inc. 7.875% 2013	10,000	11,285
Clear Channel Communications, Inc. 6.00% 2006	7,000	7,075
Clear Channel Communications, Inc. 6.625% 2008	8,245	8,457
Clear Channel Communications, Inc. 7.65% 2010	3,660	3,920
Chancellor Media Corp. of Los Angeles 8.00% 2008	34,000	36,246
Viacom Inc. 5.625% 2007	25,000	25,227
Viacom Inc. 7.70% 2010	25,000	27,260
Time Warner Inc. 8.18% 2007	10,000	10,531
AOL Time Warner Inc. 6.875% 2012	10,000	10,718
AOL Time Warner Inc. 6.15% 2007	15,000	15,265
Time Warner Companies, Inc. 9.125% 2013	10,000	11,956
May Department Stores Co. 4.80% 2009	38,750	38,238
May Department Stores Co. 5.75% 2014	3,785	3,788
May Department Stores Co. 6.65% 2024	3,465	3,511
Harrah’s Operating Co., Inc. 7.125% 2007	6,000	6,182
Harrah’s Operating Co., Inc. 7.50% 2009	15,000	15,961
Harrah’s Operating Co., Inc. 5.50% 2010	4,325	4,299
Harrah’s Operating Co., Inc. 5.625% 2015[3]	18,600	17,880
Liberty Media Corp. 8.50% 2029	9,160	8,779
Liberty Media Corp. 8.25% 2030	37,195	35,072
Pulte Homes, Inc. 4.875% 2009	15,000	14,727
Pulte Homes, Inc. 7.875% 2011	14,000	15,350
Pulte Homes, Inc. 8.125% 2011	7,500	8,286
Cox Radio, Inc. 6.625% 2006	37,567	37,749
Univision Communications Inc. 2.875% 2006	13,000	12,732
Univision Communications Inc. 3.875% 2008	4,100	3,935
Univision Communications Inc. 7.85% 2011	13,900	15,262
Kohl’s Corp. 6.30% 2011	27,690	29,091
Kohl’s Corp. 7.375% 2011	1,000	1,100
Marriott International, Inc., Series C, 7.875% 2009	16,323	17,881
Marriott International, Inc., Series F, 4.625% 2012	7,000	6,708
Toll Brothers, Inc. 6.875% 2012	2,000	2,120
Toll Brothers Finance Corp. 5.15% 2015[3]	22,500	20,872
Cox Communications, Inc. 7.75% 2006	22,351	22,827
Target Corp. 7.50% 2010	20,000	22,173
News America Inc. 5.30% 2014	22,585	22,158
Carnival Corp. 3.75% 2007	6,000	5,871
Carnival Corp. 6.15% 2008	15,725	16,161
Lowe’s Companies, Inc. 7.50% 2005	$10,096	$10,128
Lowe’s Companies, Inc., Series B, 6.70% 2007	5,455	5,622
Lowe’s Companies, Inc. 8.25% 2010	5,455	6,183
Centex Corp. 5.70% 2014	10,000	9,792
Centex Corp. 5.25% 2015	12,000	11,269
Hyatt Equities, LLC 6.875% 2007[3]	17,040	17,305
Ryland Group, Inc. 5.375% 2012	12,000	11,515
Ryland Group, Inc. 5.375% 2015	2,000	1,868
Hilton Hotels Corp. 7.625% 2008	4,000	4,166
Hilton Hotels Corp. 7.20% 2009	8,412	8,773
NVR, Inc. 5.00% 2010	8,000	7,783
Gap, Inc. 10.55% 2008[4]	6,250	6,978
Toys “R” Us, Inc. 7.875% 2013	7,520	6,091
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	1,500	1,543
Delphi Automotive Systems Corp. 6.50% 2009[7]	1,200	855
		1,098,308

TELECOMMUNICATION SERVICES — 1.40%
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	128,200	128,942
Cingular Wireless LLC 5.625% 2006	12,000	12,111
AT&T Wireless Services, Inc. 7.35% 2006	3,000	3,026
AT&T Wireless Services, Inc. 7.50% 2007	33,575	34,877
AT&T Wireless Services, Inc. 7.875% 2011	50,700	56,830
Sprint Capital Corp. 6.00% 2007	15,000	15,195
US Unwired Inc., Series B, 10.00% 2012	3,000	3,427
Nextel Communications, Inc. 6.875% 2013	37,125	38,869
Nextel Communications, Inc. 7.375% 2015	43,015	45,567
France Télécom 7.405% 2006[4]	12,000	12,104
France Télécom 7.75% 2011[4]	76,250	85,024
France Télécom 10.00% 2031[4]	4,250	5,570
Telecom Italia Capital SA, Series A, 4.00% 2008	8,000	7,746
Telecom Italia Capital SA 4.00% 2010	12,000	11,418
Telecom Italia Capital SA 4.875% 2010	30,000	29,413
Telecom Italia Capital SA, Series B, 5.25% 2013	43,400	42,498
SBC Communications Inc. 5.75% 2006	19,900	20,007
SBC Communications Inc. 4.125% 2009	10,000	9,637
SBC Communications Inc. 6.25% 2011	10,000	10,423
SBC Communications Inc. 5.875% 2012	27,000	27,664
Singapore Telecommunications Ltd. 6.375% 2011[3]	27,925	29,664
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,437
Koninklijke KPN NV 8.00% 2010	33,750	37,670
Deutsche Telekom International Finance BV 3.875% 2008	10,375	10,121
Deutsche Telekom International Finance BV 8.50% 2010[4]	8,500	9,495
Deutsche Telekom International Finance BV 8.75% 2030[4]	13,900	17,287
BellSouth Corp. 4.75% 2012	20,000	19,345
ALLTEL Corp. 4.656% 2007	17,000	16,923
Teléfonos de México, SA de CV 8.25% 2006	15,000	15,172
Vodafone Group PLC 5.375% 2015	5,750	5,771
PCCW-HKT Capital Ltd. 8.00% 2011[3,4]	2,450	2,708
PCCW-HKT Capital Ltd. 7.75% 2011	1,800	1,989
		776,930

UTILITIES — 0.96%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,000	6,036
Dominion Resources, Inc., Series A, 3.66% 2006	6,000	5,928
Dominion Resources, Inc., Series B, 4.125% 2008	10,000	9,827
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	18,561	18,528
Dominion Resources, Inc., Series 2000-A, 8.125% 2010	35,000	39,042
Dominion Resources, Inc., Series 2002-C, 5.70% 2012[4]	$4,250	$4,326
Commonwealth Edison Co., Series 99, 3.70% 2008	2,750	2,662
Exelon Corp. 4.45% 2010	15,000	14,440
Exelon Corp. 6.75% 2011	17,000	17,993
Exelon Corp. 4.90% 2015	5,000	4,705
Exelon Generation Co., LLC 6.95% 2011	21,600	23,241
NiSource Finance Corp. 7.625% 2005	32,285	32,319
NiSource Finance Corp. 6.15% 2013	3,000	3,120
NiSource Finance Corp. 5.40% 2014	24,500	24,242
Duke Energy Corp. First and Ref. Mortgage Bonds, Series A, 3.75% 2008	10,000	9,747
Duke Capital Corp. 7.50% 2009	37,000	39,851
Duke Capital LLC 5.668% 2014	2,000	1,995
Scottish Power PLC 4.91% 2010	30,000	29,717
Scottish Power PLC 5.375% 2015	20,000	19,697
PSEG Power LLC 3.75% 2009	10,000	9,545
PSEG Power LLC 7.75% 2011	32,500	35,879
Ameren Corp. 4.263% 2007	2,500	2,467
Cilcorp Inc. 8.70% 2009	17,025	18,953
AmerenEnergy Generating Co., Series D, 8.35% 2010	5,000	5,610
Union Electric Co. 4.65% 2013	4,250	4,083
Cilcorp Inc. 9.375% 2029	5,000	6,903
American Electric Power Co., Inc. 4.709% 2007[4]	12,500	12,436
Appalachian Power Co., Series J, 4.40% 2010	10,000	9,681
Appalachian Power Co., Series I, 4.95% 2015	15,000	14,424
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	18,000	20,357
Centerpoint Energy, Inc., Series B, 6.85% 2015	5,000	5,368
Alabama Power Co., Series Y, 2.80% 2006	5,000	4,901
Alabama Power Co., Series X, 3.125% 2008	1,800	1,726
Alabama Power Co., Series R, 4.70% 2010	1,750	1,721
Alabama Power Co., Series Q, 5.50% 2017	4,000	4,040
Southern Power Co., Series B, 6.25% 2012	6,000	6,295
Oncor Electric Delivery Co. 6.375% 2012	13,725	14,409
Progress Energy, Inc. 6.85% 2012	4,000	4,255
Progress Energy Florida, Inc., First Mortgage Bonds, 4.80% 2013	5,000	4,854
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	4,918
Constellation Energy Group, Inc. 6.125% 2009	11,000	11,320
Equitable Resources, Inc. 5.15% 2012	2,500	2,510
Equitable Resources, Inc. 5.15% 2018	3,125	3,059
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,351
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	4,921
MidAmerican Energy Co. 5.125% 2013	1,500	1,492
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	953
		529,847

INDUSTRIALS — 0.71%
Cendant Corp. 6.875% 2006	17,588	17,819
Cendant Corp. 6.25% 2008	21,500	21,882
Cendant Corp. 7.375% 2013	24,355	26,654
General Electric Capital Corp., Series A, 5.00% 2007	47,500	47,706
General Electric Capital Corp. 4.25% 2008	10,000	9,887
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,5]	42,756	44,761
Waste Management, Inc. 6.50% 2008	6,180	6,421
Waste Management, Inc. 6.875% 2009	15,000	15,838
Waste Management, Inc. 7.375% 2010	15,000	16,325
Waste Management, Inc. 5.00% 2014	890	864
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	10,000	9,487
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	15,530	15,932
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	$4,818	$4,665
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	4,033	3,904
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	14,904	14,790
Tyco International Group SA 6.125% 2008	13,000	13,411
Tyco International Group SA 6.125% 2009	7,000	7,221
Caterpillar Financial Services Corp., Series F, 4.30% 2008[4]	2,000	2,001
Caterpillar Inc. 4.50% 2009	2,500	2,470
Caterpillar Financial Services Corp. 4.30% 2010	14,300	13,949
Bombardier Inc. 6.30% 2014[3]	21,000	18,270
Raytheon Co. 4.85% 2011	16,000	15,801
Hutchison Whampoa International Ltd. 6.50% 2013[3]	11,800	12,391
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020[5]	10,853	10,795
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2023[5]	841	829
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013	5,000	4,867
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[5]	7,450	5,070
Delta Air Lines, Inc., 1991 Equipment Certificates Trust, Series K, 10.00% 2014[3,5,7]	2,000	460
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006[5]	1,400	1,410
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006[5]	8,500	8,549
American Standard Inc. 7.625% 2010	7,000	7,606
Northrop Grumman Systems Corp. 7.125% 2011	5,000	5,466
John Deere Capital Corp. 3.90% 2008	3,000	2,942
Deere & Co. 8.95% 2019	2,000	2,246
		392,689

HEALTH CARE — 0.61%
Allegiance Corp. 7.30% 2006	7,385	7,537
Cardinal Health, Inc. 6.25% 2008	13,155	13,517
Cardinal Health, Inc. 6.75% 2011	100,250	106,783
UnitedHealth Group Inc. 7.50% 2005	10,770	10,779
UnitedHealth Group Inc. 3.30% 2008	7,500	7,257
UnitedHealth Group Inc. 3.75% 2009	10,000	9,654
UnitedHealth Group Inc. 4.125% 2009	22,000	21,398
Hospira, Inc. 4.95% 2009	48,950	48,588
Wyeth 4.375% 2008[4]	45,250	44,765
Aetna Inc. 7.375% 2006	17,250	17,404
Schering-Plough Corp. 5.55% 2013[4]	14,000	14,196
Humana Inc. 7.25% 2006	12,850	13,023
Health Net, Inc. 9.875% 2011[4]	9,000	10,483
Amgen Inc. 4.00% 2009	10,000	9,690
Columbia/HCA Healthcare Corp. 7.25% 2008	5,000	5,187
		340,261

MATERIALS — 0.49%
Norske Skogindustrier ASA 7.625% 2011[3]	58,490	62,702
Norske Skogindustrier ASA 6.125% 2015[3]	1,250	1,209
Weyerhaeuser Co. 5.95% 2008	13,941	14,278
Weyerhaeuser Co. 5.25% 2009	20,024	19,987
Weyerhaeuser Co. 6.75% 2012	19,330	20,495
Weyerhaeuser Co. 6.875% 2033	4,000	4,084
UPM-Kymmene Corp. 5.625% 2014[3]	29,500	29,069
International Paper Co. 4.00% 2010	10,915	10,226
International Paper Co. 6.75% 2011	8,500	8,950
International Paper Co. 5.85% 2012	9,085	9,113
Packaging Corp. of America 4.375% 2008	25,000	24,226
Dow Chemical Co. 5.00% 2007	10,500	10,547
Dow Chemical Co. 5.75% 2008	10,500	10,792
Teck Cominco Ltd. 5.375% 2015	11,000	10,712
Alcan Inc. 6.45% 2011	$1,000	$1,052
Alcan Inc. 5.20% 2014	8,000	7,855
ICI Wilmington, Inc. 4.375% 2008	4,000	3,913
ICI Wilmington, Inc. 5.625% 2013	3,000	2,979
Yara International ASA 5.25% 2014[3]	6,000	5,796
MeadWestvaco Corp. 2.75% 2005	5,500	5,489
Temple-Inland Inc., Series F, 6.75% 2009	500	515
Temple-Inland Inc. 7.875% 2012	3,500	3,821
Praxair, Inc. 3.95% 2013	4,000	3,722
		271,532

ENERGY — 0.49%
Devon Financing Corp., ULC 6.875% 2011	75,500	81,852
Apache Corp. 6.25% 2012	38,000	40,788
Phillips Petroleum Co. 8.75% 2010	34,000	39,313
Williams Companies, Inc. 7.125% 2011	10,000	10,362
Williams Companies, Inc. 8.125% 2012	16,300	17,686
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,200
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,5]	6,642	6,404
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[5]	1,047	1,009
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3]	24,650	24,158
Sunoco, Inc. 6.75% 2011	7,500	8,034
Sunoco, Inc. 4.875% 2014	9,250	8,937
Pemex Finance Ltd. 8.875% 2010[5]	12,427	13,777
El Paso Corp. 7.875% 2012	8,000	8,200
		269,720

CONSUMER STAPLES — 0.24%
Wal-Mart Stores, Inc. 8.00% 2006	9,500	9,741
Wal-Mart Stores, Inc. 6.875% 2009	13,650	14,577
Wal-Mart Stores, Inc. 4.125% 2010	7,500	7,245
Anheuser-Busch Companies, Inc. 9.00% 2009	12,000	13,819
Anheuser-Busch Companies, Inc. 7.50% 2012	8,000	9,099
Diageo Capital PLC 4.375% 2010	12,000	11,718
Diageo Finance BV 5.30% 2015	2,300	2,294
Kraft Foods Inc. 4.625% 2006	1,000	997
Kraft Foods Inc. 6.25% 2012	1,855	1,953
Kraft Foods Inc. 6.50% 2031	500	541
Nabisco, Inc. 7.05% 2007	1,000	1,035
Nabisco, Inc. 7.55% 2015	6,645	7,741
CVS Corp. 4.00% 2009	10,000	9,626
CVS Corp. 6.117% 2013[3,5]	2,231	2,306
Pepsi Bottling Group, Inc. 5.625% 2009[3]	10,000	10,242
Molson Coors Capital Finance ULC 4.85% 2010[3]	7,500	7,373
Kellogg Co. 6.60% 2011	5,250	5,630
Kellogg Co. 7.45% 2031	500	614
PepsiAmericas, Inc. 4.875% 2015	6,000	5,844
SUPERVALU INC. 7.50% 2012	5,220	5,582
Cadbury Schweppes US Finance LLC 5.125% 2013[3]	5,500	5,427
		133,404

INFORMATION TECHNOLOGY — 0.16%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	53,000	53,522
Motorola, Inc. 4.608% 2007	12,500	12,444
Motorola, Inc. 7.625% 2010	2,385	2,664
Motorola, Inc. 8.00% 2011	10,000	11,548
Jabil Circuit, Inc. 5.875% 2010	7,500	7,610
		87,788

MUNICIPALS — 0.10%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A1, 6.25% 2033	$15,580	$17,120
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	14,665	15,551
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025[5]	10,195	10,091
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	6,020	6,174
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025[5]	6,007	5,991
		54,927

NON-U.S. GOVERNMENT BONDS & NOTES — 0.04%
United Mexican States Government Global 4.625% 2008	12,200	12,069
Corporación Andina de Fomento 6.875% 2012	10,000	10,825
		22,894

Total bonds & notes (cost: $12,245,739,000)		12,095,987

Short-term securities — 11.35%

Federal Home Loan Bank 3.585%-3.93% due 11/9-12/28/2005[8]	453,228	451,198
Variable Funding Capital Corp. 3.67%-4.05% due 11/4/2005-1/12/2006[3]	365,300	363,700
CAFCO LLC 3.68%-4.07% due 11/4/2005-1/17/2006[3]	287,428	286,333
Ciesco LLC 4.14% due 1/24/2006[3]	50,000	49,514
Wal-Mart Stores Inc. 3.63%-3.89% due 11/8-12/13/2005[3]	306,800	305,785
Freddie Mac 3.58%-3.99% due 11/1/2005-1/10/2006	292,100	290,580
International Lease Finance Corp. 3.66%-4.05% due 11/14/2005-1/5/2006[8]	290,100	289,056
Wells Fargo & Co. 3.73%-4.01% due 11/2-12/14/2005	283,200	283,200
Procter & Gamble Co. 3.62%-4.02% due 11/7/2005-1/19/2006[3]	283,228	282,055
Bank of America Corp. 3.68%-3.97% due 11/1-12/13/2005	235,000	234,430
Ranger Funding Co. LLC 3.90%-3.92% due 11/15-11/22/2005[3]	44,700	44,616
JP Morgan Chase & Co. 3.74%-3.95% due 11/1-12/9/2005	85,000	84,782
Preferred Receivables Funding Corp. 3.84% due 11/9/2005[3]	35,000	34,966
Park Avenue Receivables Co. LLC 3.71%-4.00% due 11/9-11/29/2005[3]	158,500	158,229
U.S. Treasury Bills 3.365%-3.826% due 12/1/2005-1/26/2006[8]	273,700	272,439
International Bank for Reconstruction and Development 3.54%-3.80% due 12/7-12/20/2005[8]	237,800	236,618
DuPont (E.I.) de Nemours & Co. 3.72%-3.85% due 11/3-12/6/2005	220,600	220,064
Pfizer Inc 3.71%-3.955% due 11/17-12/5/2005[3]	220,500	219,889
Clipper Receivables Co. LLC 3.67%-3.95% due 11/7/2005-1/9/2006[3]	212,500	211,877
Gannett Co. 3.73%-3.94% due 11/2-12/7/2005[3]	209,100	208,559
Tennessee Valley Authority 3.63%-3.795% due 11/17-12/15/2005	198,840	197,990
General Electric Capital Corp. 3.65% due 11/2/2005	50,000	49,991
General Electric Capital Services Inc. 3.64%-3.67% due 11/3/2005-1/11/2006	78,500	78,256
Edison Asset Securitization LLC 3.97% due 12/14-12/19/2005[3,8]	52,200	51,935
Federal Farm Credit Banks 3.58%-3.70% due 11/1-12/23/2005	166,000	165,341
HSBC Finance Corp. 3.94%-4.06% due 12/12/2005-1/18/2006	160,000	158,839
Coca-Cola Co. 3.57%-4.04% due 11/2/2005-1/20/2006	150,300	149,594
SBC Communications Inc. 3.75%-3.97% due 11/8-11/29/2005[3]	132,600	132,247
BellSouth Corp. 3.74%-3.85% due 11/16-11/29/2005[3]	97,500	97,241
Private Export Funding Corp. 3.66%-3.80% due 11/15-12/20/2005[3]	71,500	71,234
American Express Credit Corp. 3.73%-4.12% due 11/21/2005-1/9/2006	65,000	64,630
Netjets Inc. 3.68%-3.97% due 11/10-12/27/2005[3]	60,000	59,835
FCAR Owner Trust 4.10% due 12/9/2005	50,000	49,783
Hershey Co. 3.60%-3.64% due 11/7-11/10/2005[3]	49,000	48,955
Triple-A One Funding Corp. 3.85% due 11/14/2005[3]	48,500	48,427
PepsiCo Inc. 3.73% due 11/4/2005[3]	42,900	42,882
The Concentrate Manufacturing Co. of Ireland 3.96% due 11/28/2005	$3,300	$3,290
Colgate-Palmolive Co. 3.72% due 11/1/2005[3]	43,400	43,396
Kimberly-Clark Worldwide Inc. 3.86% due 11/18/2005[3]	36,500	36,430
Illinois Tool Works Inc. 3.92% due 11/21/2005	36,500	36,416
United Parcel Service Inc. 3.72% due 12/2/2005	36,500	36,381
3M Co. 3.86% due 11/23/2005	30,000	29,926
USAA Capital Corp. 3.64% due 11/15/2005	26,000	25,960
Medtronic Inc. 3.73% due 11/2/2005[3]	25,000	24,995
Bank of New York Co., Inc. 3.93% due 11/30/2005	25,000	24,918
Anheuser-Busch Companies, Inc. 3.70% due 12/12/2005[3]	25,000	24,887

Total short-term securities (cost: $6,281,915,000)		6,281,669

Total investment securities (cost: $49,494,509,000)		55,772,836
Other assets less liabilities		(422,243)

Net assets		$55,350,593

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Represents an affiliated company as defined under the Investment Company Act of 1940.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $4,427,286,000, which represented 8.00% of the net assets of the fund.
4 Coupon rate may change periodically.
5 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
6 Index-linked bond whose principal amount moves with a government retail price index.
7 Company not making scheduled interest payments; bankruptcy proceedings pending.
8 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements
Financial statements

Statement of assets and liabilities
at October 31, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost:$ 48,364,863)	$54,400,107
Affiliated issuers (cost:$1,129,647)	1,372,729	$55,772,836
Cash denominated in non-U.S. currencies
(cost: $2,979)		2,951
Cash		50,686
Receivables for:
Sales of investments	22,525
Sales of fund's shares	177,217
Dividends and interest	214,789	414,531
		56,241,004
Liabilities:
Payables for:
Purchases of investments	606,652
Repurchases of fund's shares	33,923
Dividends on fund's shares	212,235
Investment advisory services	9,771
Services provided by affiliates	26,145
Deferred Directors' compensation	865
Other fees and expenses	820	890,411
Net assets at October 31, 2005		$55,350,593

Net assets consist of:
Capital paid in on shares of capital stock		$48,394,641
Undistributed net investment income		317,444
Undistributed net realized gain		360,543
Net unrealized appreciation		6,277,965
Net assets at October 31, 2005		$55,350,593

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,052,664 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$42,303,428	804,531	$52.58
Class B	3,371,112	64,112	52.58
Class C	5,867,181	111,583	52.58
Class F	2,140,548	40,709	52.58
Class 529-A	457,534	8,702	52.58
Class 529-B	83,114	1,581	52.58
Class 529-C	191,782	3,647	52.58
Class 529-E	25,085	477	52.58
Class 529-F	6,340	121	52.58
Class R-1	33,675	641	52.58
Class R-2	240,726	4,578	52.58
Class R-3	268,069	5,098	52.58
Class R-4	70,051	1,332	52.58
Class R-5	291,948	5,552	52.58
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $55.79 each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding
tax of $84,169; also includes
$65,982 from affiliates)	$1,469,211
Interest (net of non-U.S. withholding
tax of $44; also includes
$1,122 from affiliates)	597,182	$2,066,393

Fees and expenses:(1)
Investment advisory services	124,219
Distribution services	171,247
Transfer agent services	28,582
Administrative services	12,976
Reports to shareholders	1,087
Registration statement and prospectus	3,187
Postage, stationery and supplies	3,459
Directors' compensation	465
Auditing and legal	244
Custodian	6,016
State and local taxes	333
Other	181
Total fees and expenses before reimbursements/waivers	351,996
Less reimbursement/waiver of fees and expenses:
Investment advisory services	10,169
Administrative services	283
Total fees and expenses after reimbursements/waivers		341,544
Net investment income		1,724,849

Net realized gain and change in unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $44,128 net gain from affiliates)	805,443
Non-U.S. currency transactions	(5,482)	799,961
Net change in unrealized appreciation (depreciation) on:
Investments	1,044,467
Non-U.S. currency translations	(681)	1,043,786
Net realized gain and change in
unrealized appreciation
on investments and non-U.S. currency		1,843,747
Net increase in net assets resulting
from operations		$3,568,596

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2005	2004
Operations:
Net investment income	$1,724,849	$1,025,334
Net realized gain on investments and
non-U.S. currency transactions	799,961	611,081
Net change in unrealized appreciation
on investments and non-U.S. currency translations	1,043,786	2,797,697
Net increase in net assets
resulting from operations	3,568,596	4,434,112

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income and non-U.S. currency gains	(1,578,505)	(1,061,748)
Distributions from net realized gain
on investments	(675,038)	(89,806)
Total dividends and distributions paid or accrued
to shareholders	(2,253,543)	(1,151,554)

Capital share transactions	17,572,318	10,692,160

Total increase in net assets	18,887,371	13,974,718

Net assets:
Beginning of year	36,463,222	22,488,504
End of year (including undistributed
net investment income: $317,444 and $32,399,
respectively)	$55,350,593	$36,463,222

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization– Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend – with higher income distributions every quarter to the extent possible – together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds.Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognizedon an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders–Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S.issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums or discounts.As of October 31, 2005, a portion of the difference between the tax basis undistributed net investment income and currency gains and the undistributed net investment income for financials reporting is attributed to amortization of premiums and discounts of $124,353,000 and appreciation of certain investments in non-U.S. securities of $152,820,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $212,235,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2005, the cost of investment securities for federal income tax purposes was $49,765,430,000.

During the year ended October 31, 2005, the fund reclassified $138,812,000 from undistributed net realized gains to undistributed net investment income; and $111,000 and $3,860,000, respectively, from undistributed net investment income and undistributed net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$788,715
Undistributed long-term capital gains	373,293
Gross unrealized appreciation on investment securities	7,176,059
Gross unrealized depreciation on investment securities	(1,168,653)
Net unrealized appreciation on investment securities	6,007,406

During the year ended October 31, 2005, the fund realized, on a tax basis, a net capital gain of $658,463,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2005			Year ended October 31, 2004
	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid or accrued	Distributions from ordinary income	Distributions from long-term capital gains	Total distributions paid or accrued
Share class
Class A	1,269,069	524,577	$1,793,646	$874,799	$72,464	$947,263
Class B	81,617	45,419	127,036	59,472	6,167	65,639
Class C	127,857	65,805	193,662	74,753	7,105	81,858
Class F	58,914	22,306	81,220	30,229	2,233	32,462
Class 529-A	12,159	4,587	16,746	6,677	500	7,177
Class 529-B	1,802	1,013	2,815	1,199	127	1,326
Class 529-C	3,993	2,113	6,106	2,352	224	2,576
Class 529-E	632	274	906	365	30	395
Class 529-F	157	52	209	69	5	74
Class R-1	582	222	804	222	21	243
Class R-2	4,972	2,421	7,393	2,708	238	2,946
Class R-3	6,057	2,337	8,394	2,646	202	2,848
Class R-4	1,588	353	1,941	320	23	343
Class R-5	9,106	3,559	12,665	5,937	467	6,404
Total	$1,578,505	$675,038	$2,253,543	$1,061,748	$89,806	$1,151,554

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to  0.120% on such assets in excess of $44 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund's monthly gross income and 2.50% on such income in excess of $100,000,000.  The Board of Directors approved an amended agreement effective November 1, 2005, continuing the series of rates to include an additional annual rate of 0.117% on daily net assets in excess of $55 billion. During the year ended October 31, 2005, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is also currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended October 31, 2005, total investment advisory servicesfees waived by CRMC were $10,169,000. As a result, the fee shown on the accompanying financial statements of $124,219,000, which was equivalent to an annualized rate of 0.263%, was reduced to $114,050,000, or 0.241% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25%of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge.  These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services–The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2005, the total administrative services fees paid by CRMC were $2,000 and $281,000 for classes R-1 and R-2, respectively.Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$82,450	$26,024	Not applicable	Not applicable	Not applicable
Class B	30,223	2,558	Not applicable	Not applicable	Not applicable
Class C	48,483	Included in administrative services	$6,525	$804	Not applicable
Class F	4,332		2,106	258	Not applicable
Class 529-A	658		419	40	$359
Class 529-B	709		84	26	71
Class 529-C	1,556		184	42	156
Class 529-E	103		24	2	4
Class 529-F	5		5	1	21
Class R-1	222		32	14	Not applicable
Class R-2	1,413		282	784	Not applicable
Class R-3	978		292	115	Not applicable
Class R-4	115		68	6	Not applicable
Class R-5	Not applicable		246	6	Not applicable
Total	$171,247	$28,582	$10,267	$2,098	$611

Deferred Directors’compensation– Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $465,000, shown on the accompanying financial statements, includes $359,000 in current fees (either paid in cash or deferred) and a net increase of $106,000 in the value of the deferred amounts.

Affiliated officers and Directors – Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2005
Class A	$14,031,892	266,731	$1,602,608	30,537	$(2,814,883)	(53,447)	$12,819,617	243,821
Class B	910,319	17,321	115,182	2,198	(213,844)	(4,062)	811,657	15,457
Class C	2,549,781	48,482	167,793	3,200	(452,488)	(8,592)	2,265,086	43,090
Class F	1,145,278	21,767	62,859	1,197	(270,418)	(5,128)	937,719	17,836
Class 529-A	205,690	3,908	15,977	304	(16,390)	(310)	205,277	3,902
Class 529-B	25,394	482	2,750	53	(2,141)	(40)	26,003	495
Class 529-C	78,964	1,500	5,904	112	(10,111)	(191)	74,757	1,421
Class 529-E	9,902	188	873	17	(960)	(18)	9,815	187
Class 529-F	3,531	67	194	4	(159)	(3)	3,566	68
Class R-1	25,005	476	733	14	(3,283)	(62)	22,455	428
Class R-2	137,881	2,619	7,062	134	(38,144)	(723)	106,799	2,030
Class R-3	166,923	3,171	7,897	150	(30,507)	(578)	144,313	2,743
Class R-4	61,900	1,173	1,723	32	(9,195)	(174)	54,428	1,031
Class R-5	107,386	2,038	9,538	182	(26,098)	(496)	90,826	1,724
Total net increase
(decrease)	$19,459,846	369,923	$2,001,093	38,134	$(3,888,621)	(73,824)	$17,572,318	334,233

Year ended October 31, 2004
Class A	$8,575,196	177,997	$815,422	16,984	$(1,813,363)	(37,709)	$7,577,255	157,272
Class B	798,922	16,609	56,724	1,182	(142,576)	(2,962)	713,070	14,829
Class C	1,656,850	34,412	66,256	1,379	(227,960)	(4,738)	1,495,146	31,053
Class F	624,829	12,944	23,499	489	(117,839)	(2,449)	530,489	10,984
Class 529-A	103,557	2,154	6,661	138	(7,810)	(162)	102,408	2,130
Class 529-B	19,180	398	1,248	26	(1,532)	(32)	18,896	392
Class 529-C	51,496	1,070	2,384	50	(3,916)	(81)	49,964	1,039
Class 529-E	6,390	133	368	7	(447)	(9)	6,311	131
Class 529-F	1,274	27	68	1	(134)	(3)	1,208	25
Class R-1	5,903	123	222	5	(1,056)	(22)	5,069	106
Class R-2	83,376	1,731	2,681	56	(24,014)	(500)	62,043	1,287
Class R-3	75,618	1,570	2,554	53	(13,447)	(279)	64,725	1,344
Class R-4	10,806	222	302	6	(2,403)	(49)	8,705	179
Class R-5	101,596	2,091	4,270	89	(48,995)	(1,018)	56,871	1,162
Total net increase
(decrease)	$12,114,993	251,481	$982,659	20,465	$(2,405,492)	(50,013)	$10,692,160	221,933

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $22,428,130,000 and $8,554,198,000, respectively, during the year ended October 31, 2005.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights(1)

		Income (loss) from investment operations(2)(3)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(5)	Ratio of net income to average net assets	(6)
Class A:
Year ended 10/31/2005	$50.75	$2.01	$2.56	$4.57	$(1.84)	$(.90)	$(2.74)	$52.58	9.11%	$42,303.59%				.57%		3.79%
Year ended 10/31/2004	45.29	1.76	5.68	7.44	(1.81)	(.17)	(1.98)	50.75	16.73	28,458.60				.59		3.65
Year ended 10/31/2003	40.73	1.72	5.36	7.08	(2.00)	(.52)	(2.52)	45.29	17.95	18,273.65				.65		4.04
Year ended 10/31/2002	43.80	1.82	(1.67)	.15	(2.05)	(1.17)	(3.22)	40.73	.16	10,006.67				.67		4.19
Year ended 10/31/2001	43.69	1.94	1.19	3.13	(2.08)	(.94)	(3.02)	43.80	7.39	8,057.66				.66		4.36
Class B:
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371		1.38		1.36		3.01
Year ended 10/31/2004	45.29	1.38	5.68	7.06	(1.43)	(.17)	(1.60)	50.75	15.81	2,469		1.40		1.39		2.85
Year ended 10/31/2003	40.73	1.38	5.36	6.74	(1.66)	(.52)	(2.18)	45.29	17.03	1,532		1.44		1.44		3.19
Year ended 10/31/2002	43.80	1.48	(1.67)	(.19)	(1.71)	(1.17)	(2.88)	40.73	(.61)	450		1.44		1.44		3.41
Year ended 10/31/2001	43.69	1.60	1.19	2.79	(1.74)	(.94)	(2.68)	43.80	6.56	118		1.41		1.41		3.35
Class C:
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867		1.44		1.42		2.94
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.72	3,476		1.47		1.47		2.76
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	1,696		1.51		1.51		3.08
Year ended 10/31/2002	43.80	1.45	(1.67)	(.22)	(1.68)	(1.17)	(2.85)	40.73	(.69)	424		1.52		1.52		3.31
Period from 3/15/2001 to 10/31/2001	44.15	.81	(.14)	.67	(1.02)	-	(1.02)	43.80	1.52	65		1.51	(7)	1.51	(7)	2.98	(7)
Class F:
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141.68				.65		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.58	1,161.72				.71		3.51
Year ended 10/31/2003	40.73	1.67	5.36	7.03	(1.95)	(.52)	(2.47)	45.29	17.82	539.76				.76		3.86
Year ended 10/31/2002	43.80	1.76	(1.67)	.09	(1.99)	(1.17)	(3.16)	40.73	.03	155.79				.79		4.04
Period from 3/15/2001 to 10/31/2001	44.15	.99	(.14)	.85	(1.20)	-	(1.20)	43.80	1.94	17.80			(7)	.80	(7)	3.70	(7)
Class 529-A:
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458.71				.68		3.70
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.59	244.72				.71		3.53
Year ended 10/31/2003	40.73	1.70	5.36	7.06	(1.98)	(.52)	(2.50)	45.29	17.89	121.70				.70		3.99
Period from 2/19/2002 to 10/31/2002	43.06	1.19	(2.13)	(.94)	(1.39)	-	(1.39)	40.73	(2.31)	32.91			(7)	.91	(7)	4.05	(7)
Class 529-B:
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83		1.55		1.53		2.85
Year ended 10/31/2004	45.29	1.28	5.68	6.96	(1.33)	(.17)	(1.50)	50.75	15.58	55		1.60		1.60		2.66
Year ended 10/31/2003	40.73	1.30	5.36	6.66	(1.58)	(.52)	(2.10)	45.29	16.82	31		1.64		1.64		3.04
Period from 2/15/2002 to 10/31/2002	43.33	.98	(2.40)	(1.42)	(1.18)	-	(1.18)	40.73	(3.37)	8		1.66	(7)	1.66	(7)	3.32	(7)
Class 529-C:
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192		1.54		1.52		2.86
Year ended 10/31/2004	45.29	1.29	5.68	6.97	(1.34)	(.17)	(1.51)	50.75	15.60	113		1.59		1.58		2.67
Year ended 10/31/2003	40.73	1.31	5.36	6.67	(1.59)	(.52)	(2.11)	45.29	16.83	54		1.63		1.63		3.05
Period from 2/20/2002 to 10/31/2002	43.12	.97	(2.20)	(1.23)	(1.16)	-	(1.16)	40.73	(2.96)	13		1.65	(7)	1.65	(7)	3.31	(7)
Class 529-E:
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25		1.02		1.00		3.38
Year ended 10/31/2004	45.29	1.54	5.68	7.22	(1.59)	(.17)	(1.76)	50.75	16.19	15		1.07		1.07		3.18
Year ended 10/31/2003	40.73	1.53	5.36	6.89	(1.81)	(.52)	(2.33)	45.29	17.44	7		1.10		1.10		3.57
Period from 3/1/2002 to 10/31/2002	43.74	1.08	(2.83)	(1.75)	(1.26)	-	(1.26)	40.73	(4.09)	2		1.11	(7)	1.11	(7)	3.87	(7)
Class 529-F:
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6.63				.60		3.78
Year ended 10/31/2004	45.29	1.65	5.68	7.33	(1.70)	(.17)	(1.87)	50.75	16.47	3.82				.82		3.44
Year ended 10/31/2003	40.73	1.64	5.36	7.00	(1.92)	(.52)	(2.44)	45.29	17.72	1.85				.85		3.78
Period from 9/17/2002 to 10/31/2002	41.74	.14	(.89)	(.75)	(.26)	-	(.26)	40.73	(1.79)	-	(8)	.10		.10		.35

Class R-1:
Year ended 10/31/2005	$50.75	$1.54	$2.56	$4.10	$(1.37)	$(.90)	$(2.27)	$52.58	8.15%	$34		1.50%		1.46%		2.91%
Year ended 10/31/2004	45.29	1.32	5.68	7.00	(1.37)	(.17)	(1.54)	50.75	15.69	11		1.53		1.50		2.74
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	5		1.66		1.53		3.12
Period from 6/11/2002 to 10/31/2002	45.41	.52	(4.53)	(4.01)	(.67)	-	(.67)	40.73	(8.84)	-	(8)	.87		.60		1.27
Class R-2:
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241		1.61		1.44		2.95
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.73	129		1.75		1.47		2.78
Year ended 10/31/2003	40.73	1.36	5.36	6.72	(1.64)	(.52)	(2.16)	45.29	16.99	57		1.85		1.49		3.11
Period from 5/31/2002 to 10/31/2002	46.10	.51	(5.16)	(4.65)	(.72)	-	(.72)	40.73	(10.10)	4.77				.63		1.29
Class R-3:
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268		1.00		.98		3.41
Year ended 10/31/2004	45.29	1.53	5.68	7.21	(1.58)	(.17)	(1.75)	50.75	16.17	120		1.09		1.08		3.15
Year ended 10/31/2003	40.73	1.52	5.36	6.88	(1.80)	(.52)	(2.32)	45.29	17.42	46		1.15		1.11		3.46
Period from 6/4/2002 to 10/31/2002	45.74	.56	(4.80)	(4.24)	(.77)	-	(.77)	40.73	(9.27)	2.62				.46		1.40
Class R-4:
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70.70				.68		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.57	15.74				.73		3.49
Year ended 10/31/2003	40.73	1.68	5.36	7.04	(1.96)	(.52)	(2.48)	45.29	17.84	6.79				.76		3.79
Period from 5/20/2002 to 10/31/2002	45.84	.65	(4.85)	(4.20)	(.91)	-	(.91)	40.73	(9.20)	-	(8)	.76		.34		1.59
Class R-5:
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292.39				.37		4.00
Year ended 10/31/2004	45.29	1.85	5.68	7.53	(1.90)	(.17)	(2.07)	50.75	16.95	194.41				.40		3.85
Year ended 10/31/2003	40.73	1.81	5.36	7.17	(2.09)	(.52)	(2.61)	45.29	18.20	121.44				.44		4.28
Period from 5/15/2002 to 10/31/2002	45.87	.89	(5.02)	(4.13)	(1.01)	-	(1.01)	40.73	(9.04)	75.21				.21		2.10

	Year ended October 31
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	20%	24%	27%	36%	37%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities
(both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by 0.34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(7) Annualized.
(8) Amount less than $1 million.

See Notes to Financial Statements


Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and it’s financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 12, 2005


Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended October 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $675,038,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $1,452,894,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $619,745,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $112,368,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.